As filed with the Securities and Exchange Commission on April 23, 2009

1933 Act No. 333-158194

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1	☒

(Check appropriate box or boxes)

ABERDEEN FUNDS

(Exact Name of Registrant as Specified in Charter)

5 Tower Bridge

300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

(Address of Principal Executive Offices)       (Zip Code)

(610) 238-3600

(Registrant’s Telephone Number, including Area Code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc

1735 Market Street, 37th Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service of Process)

With Copies to:

Barbara A. Nugent, Esquire

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:  As soon as practical after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered:  Shares of Beneficial Interest, no par value.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b).

An indefinite amount of Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.  In reliance upon such Rule, no filing fee is being paid at this time.

CREDIT SUISSE INSTITUTIONAL FUND, INC.

Asia Bond Portfolio

Eleven Madison Avenue

New York, New York 10010

(212) 325-2000

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a notice, combined proxy statement/prospectus the (“Proxy Statement/Prospectus”), and proxy card/voting instruction form for a Special Meeting of Shareholders (the “Meeting”) relating to the Asia Bond Portfolio, a separate series of Credit Suisse Institutional Fund, Inc. (“Credit Suisse Fund”), a Maryland corporation.  The Meeting is scheduled for June 10, 2009 at 10:00 a.m. New York time, at the offices of Credit Suisse Asset Management, LLC (“CSAM”), Eleven Madison Avenue, New York, New York 10010.  At the Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization dated as of April 15, 2009 (the “Reorganization Agreement”) by and among Credit Suisse Fund, on behalf of the Asia Bond Portfolio, and Aberdeen Funds, a Delaware statutory trust, (the “Aberdeen Trust”) on behalf of its Aberdeen Asia Bond Institutional Fund (the “Aberdeen Fund”) which contemplates the reorganization of the Asia Bond Portfolio into the Aberdeen Fund.  In addition, you will be asked to approve a new investment sub-advisory agreement among Asia Bond Portfolio, CSAM and Aberdeen Asset Management Asia Limited (“AAMAL”), an affiliate of Aberdeen Asset Management PLC (“Aberdeen PLC”) and the current sub-adviser to the Aberdeen Fund (each, a “Proposal” and collectively, the “Proposals”).

Background

Credit Suisse Group AG (“Credit Suisse”), the corporate parent of the Asia Bond Portfolio’s investment adviser, CSAM, has entered into an agreement to sell part of its Global Investors traditional asset management business (the “Acquired Businesses”) in return for up to 24.97% of the share capital of Aberdeen PLC (the sale of the Acquired Businesses by Credit Suisse to Aberdeen PLC is referred to herein as the “Transaction”).  The Acquired Businesses include Credit Suisse Asset Management Limited (Australia) (“CSAM Australia”), the investment sub-adviser to the Asia Bond Portfolio.  A number of the existing portfolio managers, senior professionals, management team members and other key employees of Credit Suisse may be offered employment with a subsidiary of Aberdeen PLC and those that accept may be integrated within the portfolio management team that will be managing the Aberdeen Fund following the Reorganization.  There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse that is part of the Acquired Businesses will be employed by a subsidiary of Aberdeen PLC before or after the completion of the Transaction.

Following the announcement of the Transaction, Credit Suisse Fund, on behalf of the Asia Bond Portfolio, entered into a Reorganization Agreement with Aberdeen Trust, on behalf of the Aberdeen Fund.  The Reorganization Agreement provides that the Asia Bond Portfolio will transfer all of its assets and liabilities to the Aberdeen Fund in exchange for Institutional Class shares of the Aberdeen Fund and those shares will be transferred to the shareholders of the Asia Bond Portfolio in complete liquidation of the Asia Bond Portfolio (the “Reorganization”).

In considering these matters you should note:

Same Investment Objective and Policies

The Aberdeen Fund is a newly organized shell that has been created for the purpose of the Reorganization and will continue the same investment objective and policies of the Asia Bond Portfolio.

Same Value of Shares and Tax-Free Transaction

The Aberdeen Fund Institutional Class shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Asia Bond Portfolio Institutional Class shares that you held immediately prior to the Reorganization.  Asia Bond Portfolio shares will be exchanged for Aberdeen Fund shares in a manner intended to be tax-free under federal tax laws (although there can be no assurances that the Internal Revenue Service will deem the exchange to be tax-free), and no front-end or contingent deferred sales load will be charged as a result of the Reorganization.

Same Level of Service and Fund Expense

The Reorganization is not expected to result in a change in the level or quality of services that Asia Bond Portfolio shareholders currently receive.  In addition, the Reorganization will not result in an increase in the net expense ratio paid by the Asia Bond Portfolio shareholders for two years following the Reorganization.  Aberdeen Asset Management Inc. (“AAMI”), the investment adviser to the Aberdeen Fund, has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of the Aberdeen Fund so that it does not exceed the net expense ratio of the Asia Bond Portfolio in effect at the time of the Reorganization.  The Asia Bond Portfolio and its shareholders will not bear any costs arising in connection with the transactions contemplated by the Reorganization Agreement as CSAM and AAMI have agreed to allocate such costs between themselves.

New Sub-Advisory Agreement

The Transaction with respect to CSAM Australia is expected to close before the Reorganization occurs, and, as a result, the current investment sub-advisory agreement among the Asia Bond Portfolio, CSAM and CSAM Australia will terminate.  As a result of such termination, there will be potential disruptions of advisory services provided to the Asia Bond Portfolio.  To avoid such potential disruptions, the Board of Directors of Credit Suisse Fund (the “Credit Suisse Board”) approved an interim investment sub-advisory agreement for the Asia Bond Portfolio with CSAM and AAMAL (the “Interim Sub-Advisory Agreement”).  The Credit Suisse Board also considered and approved, and recommended that shareholders approve, a new investment sub-advisory agreement for the Asia Bond Portfolio (the “New Sub-Advisory Agreement”) among CSAM, Asia Bond Portfolio and AAMAL.  Pending approval of the New Sub-Advisory Agreement by the Asia Bond Portfolio’s shareholders, fees payable by CSAM to

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AAMAL under the Interim Sub-Advisory Agreement are held in escrow.  Except for the effective dates, termination dates and escrow provisions, the terms and conditions of the Interim Sub-Advisory Agreement, including fees, are identical to those of the current investment sub-advisory agreement among the Asia Bond Portfolio, CSAM and CSAM Australia.  Approval of the New Sub-Advisory Agreement by the Asia Bond Portfolio’s shareholders would allow AAMAL to receive the fees held in escrow for its services to the Asia Bond Portfolio under the Interim Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement will only become effective following the closing of the Transaction with respect to CSAM Australia, and then only to the extent that the Reorganization has not occurred.  The approval of the New Sub-Advisory Agreement for the Asia Bond Portfolio is conditioned on the approval of the Reorganization Agreement by the Asia Bond Portfolio’s shareholders, but the approval of the New Sub-Advisory Agreement will not become effective if the Interim Sub-Advisory Agreement has not become effective for any reason.  If Asia Bond Portfolio shareholders approve the Reorganization Agreement, the Asia Bond Portfolio will reorganize into the Aberdeen Fund and the Aberdeen Fund will be advised by AAMI and AAMAL pursuant to investment advisory and sub-advisory agreements that have been approved for the Aberdeen Fund.

Details of each Proposal are included in the attached Proxy Statement/Prospectus.  Please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the Aberdeen Fund.

On January 15, 2009, February 18, 2009 and March 11, 2009 at meetings of the Credit Suisse Board, the Credit Suisse Board considered the Reorganization and on March 11, 2009, unanimously approved the Reorganization Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, and recommended that shareholders of the Asia Bond Portfolio approve the Reorganization Agreement and the New Sub-Advisory Agreement.  In addition, the Board of Trustees of Aberdeen Trust considered and unanimously approved the Reorganization Agreement on March 10, 2009.

The Credit Suisse Board’s recommendations with respect to, and Asia Bond Portfolio shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction.  The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Board’s right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Asia Bond Portfolio, which may be the case if the Transaction is not consummated.  In the event that the Credit Suisse Board determines not to proceed with the Reorganization with respect to Asia Bond Portfolio, the Credit Suisse Board will consider other possible courses of action for the Asia Bond Portfolio.

Each Proposal has been reviewed by the Credit Suisse Board.  The Credit Suisse Board believes that each Proposal is in the best interests of shareholders of the Asia Bond Portfolio.  The Credit Suisse Board unanimously recommends that you vote FOR each Proposal.  Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly.  To cast your vote, simply complete the proxy card/voting instruction form enclosed in this package.  Be sure to sign and date the card before

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mailing them in the postage-paid envelope.  You also may vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card/voting instruction form and follow the recorded or online instructions.  Your vote is extremely important, no matter how large or small your holdings may be.  It is important that your vote be received by the date of the Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Asia Bond Portfolio, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call The Altman Group Inc., the Asia Bond Portfolio’s proxy agent, toll-free at (866) 745-0271.  You may also receive a telephone call from one of The Altman Group Inc.’s proxy solicitation agents asking you to vote your shares.  Thank you for your participation in this important initiative.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to authorize your proxy by telephone or through the Internet, 24 hours a day.  If your account is eligible, separate instructions are enclosed.

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CREDIT SUISSE INSTITUTIONAL FUND, INC.

Asia Bond Portfolio

Eleven Madison Avenue

New York, New York 10010

(212) 325-2000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 10, 2009

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Asia Bond Portfolio of Credit Suisse Institutional Fund, Inc., a Maryland corporation (“Credit Suisse Fund”) will be held at the offices of Credit Suisse Asset Management, LLC (“CSAM”), Eleven Madison Avenue, New York, New York 10010, on June 10, 2009 at 10:00 a.m. New York time for the purpose of considering and voting upon:

Item 1.  A proposal to approve an Agreement and Plan of Reorganization by and among Credit Suisse Fund, on behalf of the Asia Bond Portfolio and Aberdeen Funds, a Delaware statutory trust (“Aberdeen Trust”), on behalf of the Aberdeen Asia Bond Institutional Fund (the “Aberdeen Fund”) which provides for and contemplates:  (1) the transfer of all of the assets and liabilities of the Asia Bond Portfolio to the Aberdeen Fund in exchange for Institutional Class shares of the Aberdeen Fund; (2) the distribution of the Institutional Class shares of the Aberdeen Fund to shareholders of the Asia Bond Portfolio and subsequent liquidation of the Asia Bond Portfolio; and (3) the deregistration of Credit Suisse Fund as an investment company under the Investment Company Act of 1940 and the dissolution of Credit Suisse Fund as a corporation under Maryland law.

Item 2.  A proposal to approve an investment sub-advisory agreement among Credit Suisse Fund, on behalf of the Asia Bond Portfolio, CSAM and Aberdeen Asset Management Asia Limited (“AAMAL”).

Items 1 and 2 are described in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”).  The Credit Suisse Fund Board of Directors unanimously recommends that you vote in favor of the proposals.

The enclosed materials provide additional information about the proposals mentioned above (each a “Proposal” and collectively the “Proposals”).  Shareholders of record of the Asia Bond Portfolio as of the close of business on March 12, 2009 (“Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.  Whether or not you plan to attend the Meeting in person, please vote your shares.  The notice and related proxy materials are being mailed to shareholders on or about May 5, 2009.

The enclosed Questions and Answers attachment is provided to assist you in understanding the Proposals.  The Proposals are described in greater detail in the attached Proxy Statement/Prospectus.

If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please contact us at 1-800-293-1232.

By order of the Board of Directors of Credit Suisse Institutional Fund, Inc.

J. Kevin Gao

Secretary

Credit Suisse Institutional Fund, Inc.

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please date, sign and return the appropriate enclosed proxy card promptly. No postage is required if mailed in the United States. It is important that your proxy card be returned promptly in order to avoid the additional expense of further solicitation.

April 23, 2009

New York, New York

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES OF THE FUND YOU OWN.

PLEASE FILL OUT AND RETURN THE PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THIS SPECIAL MEETING IN PERSON.  ANY

SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE

ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED

PROXY CARD.

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN
VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if you sold your shares after the March 12, 2009 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided.  If you sign, date and return the enclosed proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described in the Proxy Statement/Prospectus.

As an alternative to using the enclosed proxy card to vote, you may authorize your proxy via the Internet, by telephone, or in person.  To authorize your proxy via the Internet, please access the website listed on the enclosed proxy card.  To authorize your proxy by telephone, please call the toll-free number listed on the enclosed proxy card.  Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone.  To vote in this manner, you will need the “control number” that appears on your enclosed proxy card.  However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors may be voted only in person or by written proxy.  If we do not receive your completed enclosed proxy card by May 19, 2009, you may be contacted by our proxy solicitor.

Unless the enclosed proxy card submitted by corporations and partnerships is signed by the appropriate persons indicated in the voting instructions on the enclosed proxy card, it will not be voted.

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QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON EACH PROPOSAL

The following questions and answers provide an overview of the proposals to (i) reorganize the Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc., a Maryland corporation (“Credit Suisse Fund”) into the Aberdeen Asia Bond Institutional Fund (the “Aberdeen Fund”) offered by Aberdeen Funds, a Delaware statutory trust (the “Aberdeen Trust”); and (ii) to approve a new investment sub-advisory agreement for the Asia Bond Portfolio with Credit Suisse Asset Management, LLC (“CSAM”) and Aberdeen Asset Management Asia Limited (“AAMAL”), the investment sub-adviser to the Aberdeen Fund (each a “Proposal”, collectively the “Proposals”).  While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.

Q.                                   What are shareholders of the Asia Bond Portfolio being asked to vote upon?

A.                                    Asia Bond Portfolio shareholders are being asked to consider and approve (i) a proposal to reorganize the Asia Bond Portfolio into the Aberdeen Fund; and (ii) a new investment sub-advisory agreement among the Asia Bond Portfolio, CSAM and AAMAL.

Q.                                   What is happening?

A.                                    Credit Suisse Group AG (“Credit Suisse”), the corporate parent of CSAM, the investment adviser to the Asia Bond Portfolio, announced on December 31, 2008 that it had signed an agreement to sell part of its Global Investors traditional asset management business (the “Acquired Businesses”) in return for up to 24.97% of the share capital of Aberdeen Asset Management PLC (“Aberdeen PLC,” together with its affiliates, the “Aberdeen Group”) (the sale of the Acquired Businesses by Credit Suisse to Aberdeen PLC is referred to as the “Transaction”).  The sale includes the majority of the Credit Suisse Global Investors business in Europe, the United States, and Asia Pacific.  The Transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen PLC shareholders.  The portion of the Transaction affecting Asia Bond Portfolio is expected to close on or about April 30, 2009; the remaining Transaction is expected to close later in the second quarter or in the third quarter of 2009.  The Acquired Businesses includes Credit Suisse Asset Management Limited (Australia) (“CSAM Australia”), the investment sub-adviser to the Asia Bond Portfolio.

Following the announcement of the Transaction, the Asia Bond Portfolio entered into an Agreement and Plan of Reorganization (“Reorganization Agreement”) with Aberdeen Trust, on behalf of the Aberdeen Fund, which contemplates:

•                  the transfer of all of the assets of the Asia Bond Portfolio to the Aberdeen Fund in exchange for shares of the Aberdeen Fund having an aggregate value equal to the assets and liabilities of the Asia Bond Portfolio and the assumption by the Aberdeen Fund of all of the liabilities of the Asia Bond Portfolio;

•                  the distribution to each shareholder of the Asia Bond Portfolio Institutional Class shares of the Aberdeen Fund having an aggregate net asset value equal to the aggregate net asset value of the

Institutional Class shares of the Asia Bond Portfolio held by that shareholder on the closing date of the reorganization; and

•                  the subsequent complete liquidation of the Asia Bond Portfolio (the foregoing transaction is referred to herein as the “Reorganization”).

Q.                                   How is the Asia Bond Portfolio proposed to be reorganized?

A.                                    The Reorganization Agreement was approved by the Board of Directors of Credit Suisse Fund (the “Credit Suisse Board”) and Aberdeen Trust’s Board of Trustees (the “Aberdeen Board”).  The Reorganization Agreement contemplates the Reorganization of the Institutional Class shares of the Asia Bond Portfolio into the Institutional Class shares of the Aberdeen Fund.

Asia Bond Portfolio shareholders who do not wish to have their Asia Bond Portfolio Institutional Class shares exchanged for Institutional Class shares of the Aberdeen Fund as part of the Reorganization should vote their shares and redeem their shares prior to the consummation of the Reorganization.  If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

In the event the Asia Bond Portfolio fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations.  If the shareholders of the Asia Bond Portfolio do not approve the Reorganization Agreement, the Credit Suisse Board will consider other possible courses of action for the Asia Bond Portfolio.

Q.                                   What is the anticipated timing of the Reorganization?

A.                                    The meeting of shareholders is scheduled to occur on June 10, 2009.  If all necessary approvals are obtained, the proposed Reorganization will likely take place in the early third quarter of 2009.

Q.                                   Are there any significant differences between the investment objective and policies of the Asia Bond Portfolio and the Aberdeen Fund?

A.                                    The Aberdeen Fund is a shell fund created for the purpose of acquiring the assets and liabilities of the Asia Bond Portfolio and has substantially similar investment objective, policies and restrictions as the Asia Bond Portfolio.

Q.                                   Are there any significant differences in the annual fund operating expenses of the Asia Bond Portfolio and Aberdeen Fund?

A.                                    The investment adviser to the Aberdeen Fund has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of the Aberdeen Fund so that it does not exceed the net expense ratio of the Asia Bond Portfolio in effect at the time of the Reorganization.

Q.                                   Why has the Reorganization of the Asia Bond Portfolio into the Aberdeen Fund been recommended?

A.                                    The Credit Suisse Board and the Aberdeen Board (collectively, the “Boards”) have each determined that the Reorganization of the Asia Bond Portfolio into the Aberdeen Fund is in the best interest of the shareholders of their respective funds and that the interests of shareholders will not be diluted as a result of the Reorganization.  In making this determination, the Boards considered the management resources, research capabilities and fund distribution capabilities of AAMI and its affiliates;

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the projected comparable or lower expense ratios of the Aberdeen Fund; and the future prospects of the Asia Bond Portfolio if the Reorganization was not effected.

The Credit Suisse Board’s recommendations with respect to, and Asia Bond Portfolio shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction.  The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Board’s right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Asia Bond Portfolio, which may be the case if the Transaction is not consummated.  In the event that the Credit Suisse Board determines not to proceed with the Reorganization with respect to Asia Bond Portfolio, the Credit Suisse Board will consider other possible courses of action for the Asia Bond Portfolio.

Q.                                   Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.                                    No.  The full value of your Institutional Class shares of the Asia Bond Portfolio will be exchanged for Institutional Class shares of the Aberdeen Fund without any sales load, commission or other transactional fee being imposed.

Q.                                   Why are you sending me this information?

A.                                    You are receiving this Proxy Statement/Prospectus because you own shares in the Asia Bond Portfolio and have the right to vote on the very important Proposals concerning your investment.

Q.                                   What effect will the Reorganization have on me as an Asia Bond Portfolio shareholder?

A.                                    Immediately after the Reorganization, shareholders of the Asia Bond Portfolio will own Institutional Class shares of the Aberdeen Fund that are equal in value to the Institutional Class shares of the Asia Bond Portfolio that were held by those shareholders immediately prior to the closing of the Reorganization.

The Aberdeen Fund will offer similar shareholder services as the Asia Bond Portfolio.  In addition, neither Credit Suisse nor Aberdeen PLC contemplates instituting any fundamental changes to the manner in which the Asia Bond Portfolio has been provided advisory services.  A number of the existing portfolio managers, senior professionals, management team members or other key employees of Credit Suisse may be offered employment with a subsidiary of Aberdeen PLC and those that accept may be integrated within the portfolio management team that will be managing the Aberdeen Fund following the Reorganization.  There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse or CSAM U.K. that is part of the Acquired Businesses will be employed by a subsidiary of Aberdeen PLC before or after the completion of the Transaction.

The following table outlines the service provider changes to your Asia Bond Portfolio that will result from the Reorganization:

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	Asia Bond Portfolio	Aberdeen Fund

Adviser	Credit Suisse Asset Management, LLC	Aberdeen Asset Management Inc.

Sub-Advisers	Credit Suisse Asset Management Limited (Australia)	Aberdeen Asset Management Investment Services Limited Aberdeen Asset Management Asia Limited

Administrators	Credit Suisse Asset Management Securities, Inc. State Street Bank and Trust Company	Aberdeen Asset Management Inc.

Sub-Administrator	Not Applicable	Citi Fund Services Ohio, Inc.

Transfer Agent	Boston Financial Data Services Inc.	Citi Fund Services Ohio, Inc.

Custodian	State Street Bank and Trust Company	JP Morgan Chase Bank, N.A.

Distributor	Credit Suisse Asset Management Securities Inc.	Aberdeen Fund Distributors LLC

Auditor	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

Q.            What will be the federal income tax consequences of the Reorganization?

A.            As a condition to the Asia Bond Portfolio’s obligation to consummate the Reorganization, the Asia Bond Portfolio and the Aberdeen Fund will receive an opinion from legal counsel to Aberdeen Trust to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (although there can be no assurances that the Internal Revenue Service will deem the exchange to be tax-free).

Q.            What will happen if the Reorganization is approved but the Transaction is not consummated?

A.            The Reorganization is not conditioned on consummation of the Transaction.  The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Board’s right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Asia Bond Portfolio, which may be the case if the Transaction is not consummated.  In the event that the Credit Suisse Board determines not to proceed with the Reorganization with respect to Asia Bond Portfolio, the Credit Suisse Board will consider other possible courses of action for the Asia Bond Portfolio.

Q.            Why am I being asked to vote on a proposed new investment sub-advisory agreement?

A.            The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Asia Bond Portfolio, requires investment advisory agreements to contain a provision under which the agreement terminates in the event of an “assignment” (as that term is defined in the 1940 Act and the rules under the 1940 Act).  The Transaction between Credit Suisse and Aberdeen PLC will constitute an “assignment” of the Asia Bond Portfolio’s investment sub-advisory agreement with CSAM Australia.

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In anticipation of the Transaction, the Credit Suisse Board has approved an interim investment sub-advisory agreement for the Asia Bond Portfolio with AAMAL (the “Interim Sub-Advisory Agreement”) under which AAMAL will serve as investment sub-adviser to the Asia Bond Portfolio following the termination of the Asia Bond Portfolio’s sub-advisory agreement with CSAM Australia until the earlier of 150 days following such termination or the completion of the Reorganization.  Compensation earned by AAMAL under the Interim Sub-Advisory Agreement will be held in interest-bearing escrow accounts for a period of up to 150 days from the termination of the previous investment sub-advisory agreement.  The Credit Suisse Board also approved a new investment sub-advisory agreement with AAMAL (the “New Sub-Advisory Agreement”).  The approval by the Asia Bond Portfolio’s shareholders of the New Sub-Advisory Agreement is necessary for AAMAL to receive the amounts held in the escrow accounts for its advisory services to the Asia Bond Portfolio performed under the Interim Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are identical in all material respects to each other and to the existing investment sub-advisory agreement with CSAM Australia, including with respect to fees, other than with respect to the effective dates, termination dates and, for the Interim Sub-Advisory Agreement, the escrow provisions.  The advisory and sub-advisory fee rates of the Asia Bond Portfolio’s agreement with CSAM Australia will remain the same in the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement will only become effective following the closing of the Transaction with respect to CSAM Australia, and then only to the extent that the Reorganization has not occurred.  The approval of the New Sub-Advisory Agreement for the Asia Bond Portfolio is conditioned on the approval of the Reorganization Agreement by the Asia Bond Portfolio’s shareholders, but the approval of the New Sub-Advisory Agreement will not become effective if the Interim Sub-Advisory Agreement has not become effective for any reason.  If Asia Bond Portfolio shareholders approve the Reorganization Agreement, Asia Bond Portfolio will reorganize into the Aberdeen Fund and the Aberdeen Fund will be advised by AAMI and AAMAL pursuant to investment advisory and sub-advisory agreements that have been approved for the Aberdeen Fund.

Q.            What happens if the New Sub-Advisory Agreement is not approved?

A.            If shareholders of the Asia Bond Portfolio do not approve the proposed New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement has not been implemented, AAMAL will be paid the lesser of the costs incurred in performing its services under the Interim Sub-Advisory Agreement plus interest earned or the total amount in the escrow account for the Asia Bond Portfolio plus interest earned.

Q.            How does the Credit Suisse Board recommend that I vote?

A.            After careful consideration, the Credit Suisse Board recommends that you vote “FOR” each Proposal.  A summary of the Directors’ considerations is provided in the enclosed Proxy Statement/Prospectus in the sections entitled “Reasons for the Reorganization” and “Proposal 2: To Approve an Investment Sub-Advisory Agreement”.

Q.            Will my Asia Bond Portfolio pay for this proxy solicitation or for the costs of the Reorganization?

A.            No.  The Asia Bond Portfolio will not bear these costs.  CSAM and AAMI will bear all costs arising in connection with the transactions contemplated by the Reorganization Agreement (including, but

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not limited to, proxy and proxy solicitation costs, printing costs, Credit Suisse Board’s fees relating to the special Board meetings, legal fees and costs of the Reorganization).

Q.            How do I vote my shares?

For your convenience, there are several ways you can authorize your proxy or vote:

•      By Mail: You may authorize your proxy by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

•      By Telephone: You may authorize your proxy by telephone by calling the number on your proxy card.  To vote in this manner, you will need the “control” number that appears on your proxy card.

•      Via the Internet:  You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card.  To vote in this manner, you will need the “control” number that appears on your proxy card.

•      Vote In Person: Attend the Meeting as described in the Proxy Statement/Prospectus. If you wish to attend the Meeting, please notify us by calling 1-800-293-1232.

Q.            Whom should I call for additional information about this Proxy Statement/Prospectus?

A.            If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call us at 1-800-293-1232 or call The Altman Group, Inc., our proxy solicitor, at 1-866-745-0271.

THE CREDIT SUISSE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

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COMBINED PROXY STATEMENT/PROSPECTUS

CREDIT SUISSE INSTITUTIONAL FUND, INC.

Asia Bond Portfolio

Eleven Madison Avenue

New York, New York 10010

(212) 325-2000

ABERDEEN FUNDS

Aberdeen Asia Bond Institutional Fund

5 Tower Bridge

300 Barr Harbor Drive, Suite 300

West Conshohocken, Pennsylvania  19428

(610) 238-3600

Dated April 23, 2009

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc., a Maryland corporation, (“Credit Suisse Fund”).  The Meeting has been called by the Board of Directors of Credit Suisse Fund (the “Credit Suisse Board”) to vote on the following proposals (the “Proposals”):

Proposals

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between Credit Suisse Fund, on behalf of the Asia Bond Portfolio and Aberdeen Funds, a Delaware statutory trust (the “Aberdeen Trust”) on behalf of its series, Aberdeen Asia Bond Institutional Fund.

2.

To approve an investment sub-advisory agreement among Credit Suisse Fund, on behalf of the Asia Bond Portfolio, Credit Suisse Asset Management, LLC (“CSAM”) and Aberdeen Asset Management Asia Limited (“AAMAL”).

The Meeting is scheduled for June 10, 2009 at 10:00 a.m. New York time, at the offices of CSAM, Eleven Madison Avenue, New York, New York 10010.  The Credit Suisse Board, on behalf of the Asia Bond Portfolio, is soliciting this proxy.  This Proxy Statement/Prospectus will first be sent to shareholders on or about May 5, 2009.

Under the Reorganization Agreement, the Asia Bond Portfolio will transfer all of its assets and liabilities to the Aberdeen Asia Bond Institutional Fund (the “Aberdeen Fund”) in exchange for Institutional Class shares of the Aberdeen Fund.

This Proxy Statement/Prospectus gives you information about your investment in the Asia Bond Portfolio and the Aberdeen Fund and about other matters that you should know about before voting and investing.  It is both the Asia Bond Portfolio’s proxy statement for the Meeting and a prospectus for the Aberdeen Fund.  You should retain this Proxy Statement/Prospectus for future reference.  A statement of additional information dated April 23, 2009 (the “Statement of Additional Information”), relating to this Proxy Statement/Prospectus, which contains more information about the Asia Bond Portfolio and the Aberdeen Fund and the proposed transaction, has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference.

The prospectus of the Aberdeen Fund dated April 22, 2009, as amended to date (the “Aberdeen Fund’s Prospectus”), accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and is considered a part of this Proxy Statement/Prospectus.  The Aberdeen Fund’s Prospectus is intended to provide you with additional information about the Aberdeen Fund.  The Aberdeen Fund is newly-organized and currently has no assets or liabilities.  The Aberdeen Fund has been created in connection with the Reorganization Agreement for the purpose of acquiring the assets and liabilities of the Asia Bond Portfolio and will not commence operations until the date of the Reorganization.

You can request a free copy of the Statement of Additional Information and the Aberdeen Fund’s Prospectus by calling (800) 523-1918 or by writing to: Aberdeen Funds, 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency.  Mutual fund shares involve investment risks, including the possible loss of principal.

2

COMBINED PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

Page

SUMMARY	1

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	1

What is the purpose of the Proposal?	1
What are the federal income tax consequences of the Reorganization?	1
How do the investment objective, investment strategies and fundamental investment limitations of the Asia Bond Portfolio and the Aberdeen Fund compare?	2
What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?	7
What are other differences between the Asia Bond Portfolio and Aberdeen Fund?	9
Where can I find more financial information about the Funds?	10
What are the principal risks associated with investments in the Funds?	10

REASONS FOR THE REORGANIZATION	15

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT	18

How will the Reorganization be carried out?	18
Who will pay the expenses of the Reorganization?	20
What are the federal income tax consequences of the Reorganization?	20
What should I know about shares of the Aberdeen Fund?	22
What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?	22

COMPARISON OF ASIA BOND PORTFOLIO AND ABERDEEN FUND	23

Who manages the Funds?	23
Who are the other service providers?	26
Comparison of dividends, distribution, purchase, redemption and exchange policies	27
Are there any significant differences between Credit Suisse Fund’s and Aberdeen Trust’s Charter Documents?	28

PROPOSAL 2: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT	33

Why is a New Sub-Advisory Agreement needed?	33
How does the New Sub-Advisory Agreement differ from the current investment sub-advisory agreement?	34
What factors did the Credit Suisse Board consider in recommending that shareholders approve the New Sub-Advisory Agreement?	36

MORE INFORMATION ABOUT THE FUNDS	37

VOTING INFORMATION	38

What vote is necessary to approve the Proposals?	38
Who can vote to approve the Proposals?	39
How do I ensure my vote is accurately recorded?	40
May I revoke my proxy?	40
What other matters will be voted upon at the Meeting?	40
What other solicitations will be made?	40
How do I submit a shareholder proposal?	41

PRINCIPAL HOLDERS OF SHARES	42

ii

EXHIBITS

Exhibit A — Agreement and Plan of Reorganization

Exhibit B — Form of New Investment Sub-Advisory Agreement

iii

SUMMARY

This is only a summary of certain information contained in the Proxy Statement/Prospectus.  You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Reorganization Agreement (attached as Exhibit A), and the information contained in the Aberdeen Fund’s Prospectus that accompanies this Proxy Statement/Prospectus.

PROPOSAL 1:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Asia Bond Portfolio are being asked to consider and approve the Reorganization Agreement.  The Reorganization Agreement provides for: (i) the acquisition by the Aberdeen Fund of all of the assets and liabilities of the Asia Bond Portfolio in exchange for Institutional Class shares of the Aberdeen Fund; (ii) the pro rata distribution of Institutional Class shares of the Aberdeen Fund to shareholders of the Asia Bond Portfolio; and (iii) the subsequent liquidation of the Asia Bond Portfolio.  If the shareholders of the Asia Bond Portfolio vote to approve the Reorganization Agreement, as a shareholder of the Asia Bond Portfolio, you will receive Aberdeen Fund’s Institutional Class shares equal in total value to your investment in the Asia Bond Portfolio.  If approved, the Reorganization Agreement will have the effect of reorganizing the Asia Bond Portfolio with and into the Aberdeen Fund, which has substantially similar investment objective and strategies, as set forth below.  This means that you will cease to be a shareholder of the Asia Bond Portfolio and will become a shareholder of the Aberdeen Fund.  This exchange will occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the “Closing Date”), which is currently expected to be in the early third quarter of 2009.  A copy of the Reorganization Agreement is attached as Exhibit A.  The proposed reorganization for the Asia Bond Portfolio is referred to in this Proxy Statement/Prospectus as the “Reorganization.”

What is the purpose of the Proposal?

At meetings held on January 15, 2009, February 18, 2009 and March 11, 2009, the Credit Suisse Board considered the Reorganization and on March 11, 2009 unanimously approved the Reorganization Agreement and recommended that shareholders of the Asia Bond Portfolio approve the Reorganization Agreement.

For the reasons set forth below under “Reasons for the Reorganization,” the Credit Suisse Board and the Board of Trustees of Aberdeen Trust (the “Aberdeen Board” and collectively with the Credit Suisse Board, the “Boards”) have concluded that the Reorganization is in the best interests of the Asia Bond Portfolio and the Aberdeen Fund, respectively.  The Boards have also concluded that the interests of Asia Bond Portfolio shareholders and the Aberdeen Fund shareholders will not be diluted as a result of the Reorganization.

What are the federal income tax consequences of the Reorganization?

It is expected that shareholders of the Asia Bond Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their Institutional Class shares in the Asia Bond Portfolio for Institutional Class shares of the Aberdeen Fund pursuant to the Reorganization Agreement (although there can be no assurance that the Internal Revenue Service (“IRS”) will deem the exchange to be tax-free).  You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.  For further information about the federal income tax consequences of the Reorganization, see “Information About the Reorganization — What are the federal income tax consequences of the Reorganization?”

As a condition to the closing of the Reorganization, the Asia Bond Portfolio and the Aberdeen Fund will receive an opinion from Aberdeen Trust’s counsel, Stradley Ronon Stevens & Young, LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the reorganization of the Asia Bond Portfolio into the Aberdeen Fund, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

How do the investment objective, investment strategies and fundamental investment limitations of the Asia Bond Portfolio and the Aberdeen Fund compare?

Investment Objective

The Aberdeen Fund’s investment objective is identical to that of the Asia Bond Portfolio.

Investment Objective of the Asia Bond Portfolio	Investment Objective of the Aberdeen Fund

To maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.	Identical to the Asia Bond Portfolio.

Investment Strategies

Each Fund seeks to achieve its objective by investing primarily in bonds and other debt securities of Asian sovereign and corporate issuers.  As a non-fundamental policy, under normal market conditions, each Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in bonds of Asian issuers, as defined below, and derivatives that reflect the performance of bonds of Asian issuers.  The portion of each Fund’s assets not invested in these investments may be invested in debt securities issued by the U.S. government, its agencies and instrumentalities, U.S. companies and multinational organizations, such as the Asian Development Bank, as well as non-Asian derivatives and other assets. Each Fund may invest without limit in emerging markets and in issuers of any market capitalization, including start-ups.

Asian issuers are issuers (i) organized under the laws of an Asian country or that maintain their principal place of business in Asia; (ii) traded principally in Asia; or (iii) that during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Asia or have at least 50% of their assets in an Asian country. For the purposes of the Funds’ investments, Asia currently includes Bangladesh, Brunei, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Korea, Laos, Macau, Malaysia, Mongolia, Nepal, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.

The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality.  Each Fund invests where the combination of interest, appreciation and currency exchange rates appear attractive.  Each Fund will be broadly diversified in terms of countries invested in and rating of issuers.  Each Fund may invest in debt securities of any quality, including debt securities rated as low as C by Moody’s Investors Service (“Moody’s”) or D by Standard & Poor’s (“Standard & Poor’s”), or, if unrated, deemed to be of comparable quality.  Securities rated C by Moody’s can be regarded as having extremely poor prospects of ever attaining any real investment standing.  Securities rated D by Standard & Poor’s are in payment default.  Each Fund currently intends to maintain an average portfolio credit rating of BB- by Standard & Poor’s.

The portfolio managers seek to achieve the objective through active management of the Funds’ duration, credits, currency exposure and country allocation.  A top-down analysis is performed to determine the portion of portfolio assets to be invested in Asian corporate, Asian sovereign and U.S. government and corporate bonds.  Then, the portfolio managers determine the allocation of assets to particular countries in the region and finally, individual securities are selected by evaluating the industry and business profile of the issuer, the financial profile of the issuer, the structure and subordination of the security and other relevant factors.  The portfolio managers intend to enhance return by managing currency exposure, which may involve hedging transactions as well as speculating in comparative changes in currency exchange rates.  Each Fund’s exposure to a currency can exceed the value of the Fund’s securities denominated in that currency and may exceed the value of the Fund’s assets.  Currency positions will be based on the portfolio manager’s analysis of relevant regional macroeconomic and other factors.  Neither Fund has a stated maturity or duration policy and the average effective maturity or duration may change.  The advisers have implemented proprietary risk management systems to monitor the Funds to protect against loss through overemphasis on a particular issuer, country or currency.

Each Fund may hedge or take speculative positions in currencies. To gain or hedge exposure to currencies, each Fund may use futures, forwards, options or swaps.

Each Fund may invest in all types of bonds, including:

•      certificates of deposit and other bank obligations;

•      corporate bonds, debentures and notes;

•      convertible debt securities;

•      credit linked notes;

•                  government securities;

•                  loans or similar extensions of credit;

•                  mortgage-backed and asset-backed securities; and

•                  repurchase agreements involving portfolio securities.

Each Fund primarily holds securities denominated in Asian currencies or in U.S. dollars, although they may hold other currencies in order to achieve their objective.

Each Fund may invest up to:

•                  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions;

•                  50% of assets in bonds of issuers located in any single foreign country; and

•                  100% of net assets in emerging markets and in bonds rated below investment grade.

Each Fund may engage in other investment practices that include the use of options, futures, swaps and other derivative securities.  Each Fund will attempt to take advantage of pricing inefficiencies in these securities.  Each Fund may engage in derivative transactions involving a variety of underlying instruments, including currencies, debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions).  In particular, each Fund may engage in credit default swaps, cross-currency swaps, and interest rate swaps; futures and options on interest rate swaps, certificates of deposit or currencies; and forwards on currencies.

The Aberdeen Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                  to manage the Fund’s interest rate, credit and currency exposure;

•                  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                  as a hedging strategy;

•                  to seek to increase total returns (which is considered a speculative practice); and

•                  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

The writing of uncovered (or so-called “naked”) options and other futures and derivative strategies are speculative and may hurt the Funds’ performance.  Each Fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so.  The benefits to be derived from each Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

To a limited extent, each Fund may also engage in other investment practices.

Fundamental Investment Restrictions

This section briefly compares and contrasts certain fundamental investment restrictions of the Asia Bond Portfolio with the Aberdeen Fund.  More complete information may be found in the respective Statements of Additional Information for the Asia Bond Portfolio and the Aberdeen Fund.

Unless otherwise indicated, the restrictions discussed below are fundamental policies of the Asia Bond Portfolio or Aberdeen Fund.  This means that the policy cannot be changed without the approval of shareholders.  Investment restrictions that are non-fundamental may be changed by the Asia Bond Portfolio and Aberdeen Fund by their respective Boards.

Borrowing and Issuing Senior Securities. The Aberdeen Fund may not borrow money or issue senior securities, except that the Aberdeen Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Asia Bond Portfolio has a comparable policy that it may not borrow money, except to the extent permitted under the 1940 Act.  In addition the Asia Bond Portfolio may not issue any senior security except to the extent permitted under the 1940 Act.

Underwriting.  The Aberdeen Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Aberdeen Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The Asia Bond Portfolio may not act as an underwriter of securities of other issuers except that the Asia Bond Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Asia Bond Portfolio might be an underwriter for purposes of the Securities Act of 1933.

Commodities.  The Aberdeen Fund may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Aberdeen Fund.

The Asia Bond Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Industry Concentration.  The Aberdeen Fund may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Aberdeen Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies.  The following industries, among others, are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The Asia Bond Portfolio has a comparable policy that it may not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided that there is no limit for the Asia Bond Portfolio in respect of investments in U.S. government securities.

Lending.  The Aberdeen Fund may not lend any security or make any other loan, except that the Aberdeen Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Asia Bond Portfolio has a comparable policy that it will not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

Real Estate.  The Aberdeen Fund may not purchase or sell real estate, except that the Aberdeen Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Asia Bond Portfolio has a comparable policy that it will not purchase or sell real estate, provided that the Asia Bond Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

Pledge, mortgage or hypothecate.  The Asia Bond Portfolio may not pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act.  The Aberdeen Fund has a similar non-fundamental investment limitation.

For a complete description of the Aberdeen Fund’s investment strategies, policies, and risks, you should read the Aberdeen Fund’s Prospectus that accompanies this Proxy Statement/Prospectus.

What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?

Expense Ratio Table.   Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year).  The following table:  (1) compares the fees and expenses for the Asia Bond Portfolio and the Aberdeen Fund based on actual expenses of the Asia Bond Portfolio for a recent twelve-month period, estimated expenses for the Aberdeen Fund (which is a shell fund created for the purpose of this Reorganization that will not commence operations until the consummation of the Reorganization); and (2) shows the estimated fees and expenses for the Aberdeen Fund on a pro forma basis after giving effect to the Reorganization.  The purpose of this table is to assist shareholders in understanding the various costs and expenses that investors in this Fund will bear as shareholders.  The table enables you to compare and contrast the expense levels for the Asia Bond Portfolio and the Aberdeen Fund and obtain a general idea of what the expense levels will be if the Reorganization occurs.  The table does not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the funds.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The Asia Bond Portfolio’s expenses are based on actual expenses for the twelve months ended October 31, 2008.  The Aberdeen Fund’s expenses are based on anticipated fees and expenses payable by the Aberdeen Fund through the fiscal year ending October 31, 2009.

The shareholder services and redemption fee structures for the Asia Bond Portfolio and the Aberdeen Fund have some differences and are compared in more detail below in the sections titled “Summary — What are other differences between the Asia Bond Portfolio and Aberdeen Fund” and “Comparison of dividends, distribution, purchase, redemption and exchange policies.”  With respect to each Fund’s net annual operating expenses, the Aberdeen Fund has the same or lower net overall expenses after contractual expense limitations and fee waivers than the Asia Bond Portfolio.  AAMI has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of the Aberdeen Fund so that it does not exceed the net expense ratio of the Asia Bond Portfolio in effect at the time of the Reorganization.

FEE TABLE FOR THE ASIA BOND PORTFOLIO

AND THE ABERDEEN FUND

					Pro forma
Shareholder fees (paid directly from your investment)(1)	Asia Bond Portfolio (Institutional Class)		Aberdeen Fund (Institutional Class)		Aberdeen Fund- After Reorganization (Institutional Class)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00	%(2)	2.00	%(3)	2.00	%(3)
Annual fund operating expenses (expenses that are deducted from fund assets) (4)
Management Fees	0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.11%		0.41%		0.41%
Total annual fund operating expenses	0.61%		0.91%		0.91%
Less: Amount of Fee Limitation/ Expense Reimbursements	0.00%		0.26	%(5)	0.26	%(5)
Net annual fund operating expenses	0.61	%(6)	0.65	%(6)	0.65	%(6)

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)          Imposed on shares redeemed with 30 days from the date of purchase.

(3)          A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Aberdeen Fund shares that can negatively affect the Aberdeen Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.  Shares issued in connection with the Reorganization will not be subject to the redemption fee.

(4)          The Asia Bond Portfolio’s “Annual fund operating expenses” are based on actual expenses paid by the Asia Bond Portfolio for the fiscal year ended October 31, 2008.  The Aberdeen Fund’s “Annual fund operating expenses” are annualized expenses based on anticipated fees and expenses payable by the Aberdeen Fund for the current fiscal year.

(5)          CSAM’s fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.  Aberdeen Trust and AAMI have entered into a written contract limiting operating expenses to 0.65% for Institutional Class until the second anniversary of the closing date of the Reorganization.  This limit excludes certain Aberdeen Fund expenses, including any taxes, interest, brokerage fees and short-sale dividend expenses. Aberdeen Trust is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause the Aberdeen Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

(6)          The “Net annual fund operating expenses” for the Asia Bond Portfolio are based on the actual net expenses of the Asia Bond Portfolio as of October 31, 2008.  AAMI has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of the Aberdeen Fund so that it does not exceed the net expense ratio of the Asia Bond Portfolio in effect at the time of the Reorganization. Since October 31, 2008, the assets of the Asia Bond Portfolio have declined. The “Net annual fund operating expenses” of the Aberdeen Fund are estimated expenses based on the lower asset level of the Asia Bond Portfolio and incorporate the current voluntary fee waiver for the Asia Bond Portfolio for the October 31, 2009 fiscal year end. Given the lower asset level of Asia Bond Portfolio and the voluntary waiver for the Asia Bond Portfolio for the October 31, 2009 fiscal year end, it is estimated that the “Net annual fund operating expenses” of the Asia Bond Portfolio in effect at the time of the Reorganization will be 0.65%.  If the “Net annual fund operating expenses” of the Asia Bond Portfolio in effect at the time of the Reorganization are lower than 0.65%, AAMI will limit the net expense ratio of the Aberdeen Fund to that lower level.

Examples.   These examples are intended to help you compare the cost of investing in (1) the Asia Bond Portfolio as it currently exists; (2) the Aberdeen Fund as it currently exists; and (3) the Aberdeen Fund if it acquires the Asia Bond Portfolio (the “Pro forma”) with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods.  It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable).  Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year		3 Years	5 Years	10 Years
Credit Suisse Asia Bond Portfolio (Institutional Class shares)	$62		$195	$340	$762
Aberdeen Asia Bond Institutional Fund (Institutional Class shares)	$66	*	$264	$478	$1,096
Pro forma Aberdeen Asia Bond Institutional Fund - After Reorganization (Institutional Class shares)	$66		$264	$478	$1,096

* While expenses for the Aberdeen Fund may be higher in any given year as compared to the Asia Bond Portfolio, the net annual operating expenses of the Aberdeen Fund will be subject to the same expense cap as the Asia Bond Portfolio for two years following the Reorganization.  The costs are based on the fees from the fee table.  Please see footnote 6 of the Fee Table for the explanation of the differences in costs for the 1 Year period.

What are other differences between the Asia Bond Portfolio and Aberdeen Fund?

Service Providers

CSAM currently serves as investment adviser to the Asia Bond Portfolio. CSAM is an indirect, wholly-owned subsidiary of Credit Suisse Group AG (“Credit Suisse”), the corporate parent of CSAM.  Credit Suisse Asset Management Limited (Australia) (“CSAM Australia”) serves as a sub-adviser to the Asia Bond Portfolio.

AAMI will serve as the investment adviser to the Aberdeen Fund.  AAMI is part of a global investment advisory business.  Aberdeen’s international expertise lies with its affiliates:  AAMISL, a United Kingdom corporation, and Aberdeen Asset Management Asia Limited (“AAMAL,” and together with AAMI and AAMISL, the “Aberdeen Advisers”), a Singapore corporation.  Both AAMISL and AAMAL are registered as investment advisers with the SEC.  AAMI has hired AAMISL and AAMAL as sub-advisers to assist AAMI in its oversight of the Aberdeen Fund.  To the extent that AAMISL or AAMAL do not have management over a specific portion of the Aberdeen Fund’s assets, AAMISL and AAMAL will assist AAMI with oversight for the Aberdeen Fund.  When a portfolio manager team from AAMISL or AAMAL are allocated a specific portion of any of the Aberdeen Fund’s assets to manage, it will receive a fee from AAMI for its investment decision services.

The Asia Bond Portfolio and Aberdeen Fund will have different administrators, distributors, transfer agents and other service providers.  For more information about investment advisory fees of the Asia Bond Portfolio and the Aberdeen Fund and for a detailed description of the management of the Aberdeen Fund and other service providers to the Aberdeen Fund, please see “Comparison of the Asia Bond Portfolio and the Aberdeen Fund- Who manages the Funds and Who are the Other Service Providers?” below.

Institutional Class shares of the Asia Bond Portfolio and the Aberdeen Fund are offered at net asset value with no front-end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.  The Asia Bond Portfolio imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase.  The Aberdeen Fund imposes a 2.00% redemption fee on shares redeemed or exchanged within 30 days from the date of purchase.  The Asia Bond Portfolio’s and Aberdeen Fund’s purchase, redemption, exchange, dividend and other policies and procedures are generally similar.  For more information, see “Comparison of Asia Bond Portfolio and Aberdeen Fund — Comparison of Dividends, Distribution, Purchase, Redemption and Exchange Policies” below and the Aberdeen Fund’s Prospectus that accompanies this Proxy Statement/Prospectus.

Where can I find more financial information about the Funds?

The Asia Bond Portfolio’s annual report, which is incorporated by reference into the Statement of Additional Information, contains a discussion of the Asia Bond Portfolio’s performance during the past fiscal year.  These documents also are available upon request.  (See “More Information About the Funds” below.)  The Aberdeen Fund is newly organized and has not yet commenced operations and thus has not published an annual or semi-annual report.

What are the principal risks associated with investments in the Funds?

Like all investments, an investment in the Asia Bond Portfolio or the Aberdeen Fund involves risk.  There is no assurance that the Asia Bond Portfolio or the Aberdeen Fund will meet its investment objective.  Asia Bond Portfolio’s or Aberdeen Fund’s ability to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills.  As with most investments in mutual funds, the best results are achieved when investments in the Asia Bond Portfolio or the Aberdeen Fund are held for a number of years.

The following pages provide the risks of the Asia Bond Portfolio and the Aberdeen Fund.  The Aberdeen Fund’s risks are substantially similar to those of the Asia Bond Portfolio.  A discussion of the principal risks of each Fund follows:

Asian Risk.  The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries.  Many countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest.  The Fund may be more volatile than a fund which is broadly diversified geographically.  Additional factors relating to Asia that an investor in the Fund should consider include the following:

•                  Investing in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject the Fund to increased volatility and substantial declines in value.

•                  Many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on the Fund’s investment portfolio and share price.

•                  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.

•                  Asia has historically depended on oil for most of its energy requirements.   Almost all of its oil is imported.  In the past, oil prices have had a major impact on the Asian economy.

•                  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.

Credit Risk. Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to down grade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Emerging Markets Risk.  All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•                  Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

•                  Sovereign Risk. An issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  The Funds may have limited recourse to compel payment in the event of a default.

•                  Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the U.S.

•                  Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Funds’ foreign investments.

•                  Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•                  Currency Risk.  The Funds invest in securities denominated in foreign currencies.  Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•                  Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the legal remedies available in the U.S.

•                  Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•                  Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Funds. In addition, special U.S. tax considerations may apply to the Funds’ foreign investments.

•                  Access Risk. Some countries may restrict the Funds’ access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Funds.

•                  Operational Risk. Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the Funds to losses from fraud, negligence, delay or other actions.

Interest Rate Risk. Interest rates have an effect on the value of the Funds’ fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Funds’ securities, the more sensitive the Funds will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.) As interest rates decline, the issuers of securities held by the Funds may prepay principal earlier than scheduled, forcing the Funds to reinvest in lower-yielding securities. Prepayment may reduce the Funds’ income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the Funds’ duration and reducing the value of such a security. Because the Funds may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Funds by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Funds emphasize bonds from any given industry, they could be hurt if that industry does not do well.

Non-diversified Status Risk. The Funds are considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Funds may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Regional Focus Risk. Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region

(Asia) likely will have a greater effect on portfolio performance than they would in a more geographically diversified bond fund.

Derivatives Risk (including Options, Futures and Swaps).  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•                  the Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Hedged Exposure Risk. Losses generated by a derivative or practice used for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk.  The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Funds are directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

High-Yield Bonds and Other Lower Rated Securities Risk.  Investment in high-yield bonds (also known as junk bonds) and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds are subject to the following risks:

•                  increased price sensitivity to changing interest rates and to adverse economic and business developments;

•                  greater risk of loss due to default or declining credit quality;

•                  greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and

•                  negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Valuation Risk.  The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the Fund.

Other factors that could affect performance include:

•                  portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

•                  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

If the value of the Funds’ investments goes down, you may lose money.

REASONS FOR THE REORGANIZATION

Credit Suisse, the corporate parent of Asia Bond Portfolio’s investment adviser, CSAM, has signed an agreement to sell part of its Global Investors traditional asset management business (the “Acquired Businesses”) in return for up to 24.97% of the share capital of Aberdeen PLC (the “Transaction”).  The Transaction includes the majority of the Global Investors businesses in Europe, the United States, and Asia Pacific.  The Transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen PLC shareholders, and is expected to close in one or more stages in the second quarter and third quarter of 2009.  The Transaction with respect to CSAM Australia is expected to close on or about April 30, 2009.  The Acquired Businesses include CSAM Australia, the investment sub-adviser to Asia Bond Portfolio.

Following the announcement of the Transaction, Credit Suisse Fund on behalf of the Asia Bond Portfolio has entered into a Reorganization Agreement with the Aberdeen Trust, on behalf of the Aberdeen Fund.  The Reorganization Agreement provides that Asia Bond Portfolio will transfer all of its assets and liabilities to the Aberdeen Fund in exchange for Institutional Class shares of the Aberdeen Fund and those Institutional Class shares will be transferred to shareholders of Asia Bond Portfolio in complete liquidation of Asia Bond Portfolio.  After the Reorganization, Asia Bond Portfolio shareholders will be shareholders of the Aberdeen Fund.

The Credit Suisse Board, including the Directors who are deemed to be independent directors (each, an “Independent Director” and, collectively, the “Independent Directors”) under the 1940 Act, on behalf of Asia Bond Portfolio, determined, based on the considerations described below, that the Reorganization would be in the best interests of Asia Bond Portfolio and that the interests of Asia Bond Portfolio’s existing shareholders would not be diluted as a result of the Reorganization.

At meetings of the Credit Suisse Board held on January 15, 2009, February 18, 2009 and March 11, 2009, information and analysis about the proposed Reorganization and the Aberdeen Advisers were presented to the Credit Suisse Board for consideration and discussion.  The Credit Suisse Board had the opportunity to meet with, and ask questions of, the Aberdeen Advisers.  The Credit Suisse Board considered the terms and conditions of the Reorganization Agreement, the information about the management capabilities and performance of the Aberdeen Advisers and the infrastructure and experience of the Aberdeen Advisers in administering the operations of the Aberdeen Fund.  The Credit Suisse Board, in considering information about the Reorganization and the Aberdeen Advisers, was advised by counsel that is experienced in 1940 Act matters and that is independent of CSAM and AAMI.

The Credit Suisse Board considered the sale of the Acquired Businesses to Aberdeen PLC as it relates to the Reorganization, and considered the Reorganization in connection with the overall Transaction and as an undertaking separate from the Transaction.  The Credit Suisse Board evaluated and considered the overall capabilities of the Aberdeen Advisers as investment advisers and Aberdeen Fund Distributors LLC (“AFD”) as a distributor.  The Credit Suisse Board received and considered a presentation from the Aberdeen Advisers’ representatives regarding the history and current operations of the Aberdeen Advisers and AFD, both in the United States and worldwide.  The Credit Suisse Board considered the current operations and infrastructure of the Aberdeen Advisers with respect to the Aberdeen Funds and the ability of the Aberdeen Advisers to provide similar services to the shareholders of the Asia Bond Portfolio, whether or not current Credit Suisse personnel become employed by the Aberdeen Advisers following the Transaction.

The Credit Suisse Board noted that the investment objective for the Asia Bond Portfolio is substantially similar to the investment objective of the Aberdeen Fund.  The Credit Suisse Board considered that the Aberdeen Fund is a newly organized investment company created for purposes of this Reorganization.  The Credit Suisse Board noted that the Aberdeen Advisers had existing personnel and expertise in the relevant investment strategies.  The presentations to the Credit Suisse Board also explained that the investment strategies, restrictions, and risks of Asia Bond Portfolio are substantially similar to the investment strategies, restrictions, and risks of the Aberdeen Fund.  See “Summary: How do the investment objective, investment strategies and fundamental investment limitations of the Asia Bond Portfolio and the Aberdeen Fund Compare.”

In deciding whether to recommend approval of the Reorganization to shareholders, the Credit Suisse Board also considered the fees and expense ratios of Asia Bond Portfolio and the Aberdeen Fund and the effect of existing and proposed fee waivers and/or expense limitations on such expense ratios.  The Credit Suisse Board also considered the performance history of all Aberdeen funds in general.  The Credit Suisse Board also considered that AAMI has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of the Aberdeen Fund so that it does not exceed the net expense ratio of the Asia Bond Portfolio in effect at the time of the Reorganization.

The Credit Suisse Board was informed by CSAM that the Asia Bond Portfolio’s shareholders would not bear the costs related to the Reorganization, and that Asia Bond Portfolio will not bear any fees and expenses of the Reorganization, including, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation, and transfer taxes.  The Credit Suisse Board was made aware that the costs of the Reorganization would be allocated between CSAM and AAMI.  CSAM informed the Credit Suisse Board that the Reorganization will be structured as a tax-free reorganization.

The Credit Suisse Board found that the Reorganization would benefit the shareholders of Asia Bond Portfolio based on the following conclusions:

•                  AAMI has a favorable qualification and background, as well as qualified personnel and a stable financial condition.

•                  The Aberdeen Fund’s investment objective, strategies, restrictions and portfolio management are substantially similar to Asia Bond Portfolio.

•                  There will be no fund expense increases for the Aberdeen Fund for the first two years following the Reorganization.

•                  The Aberdeen Fund will have funding, resources and distribution channels that may enable the Aberdeen Fund to enjoy increased growth and possible economies of scale.

•                  Asia Bond Portfolio will not bear any costs of the Reorganization.

The Credit Suisse Board recommends that shareholders approve the Reorganization.  The Credit Suisse Board’s recommendations with respect to, and Asia Bond Portfolio shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction.  The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Board’s right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Asia Bond Portfolio, which may be the case if the Transaction is not consummated.  In the event that the Credit Suisse Board determines not to proceed with the Reorganization with respect to Asia Bond Portfolio, the Credit Suisse Board will consider other possible courses of action for the Asia Bond Portfolio.

On March 11, 2009 at a special meeting of the Credit Suisse Board, the Credit Suisse Board concluded that the Reorganization is in the best interests of Asia Bond Portfolio and that the interests of the shareholders of Asia Bond Portfolio will not be diluted as a result of the Reorganization.  The Credit Suisse Board further recommended that shareholders of the Asia Bond Portfolio approve the Reorganization.  The Directors approving the Reorganization Agreement and making the foregoing determinations included all of the Independent Directors.

On March 10, 2009, the Aberdeen Board also concluded that the Reorganization is in the best interests of the Aberdeen Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale.

The term “unfair burden,” as defined in Section 15(f) of the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor (referred to as “Independent Directors” or “Independent Trustees”).

CSAM and AAMI believe there are no circumstances arising from the Reorganization that might result in the imposition of an “unfair burden” (as defined in Section 15(f) of the 1940 Act) on Asia Bond Portfolio.  Moreover, AAMI has agreed that for two years after the consummation of the Reorganization, it will refrain from imposing any unfair burden on the Asia Bond Portfolio as defined in Section 15(f) of the 1940 Act, which includes refraining from proposing any increase in fees paid by the Aberdeen Fund to the Aberdeen Advisers.  At the present time, over 80% of the Aberdeen Board members are classified as Independent Trustees and expect to remain so classified following the sale of the Acquired Businesses.  Aberdeen Trust has agreed to continue to comply with the Aberdeen Board’s current policy that requires at least 75% of the Board members are classified as Independent Trustees (that is, not “interested persons” of CSAM or AAMI) and would not seek to change it during the three-year period after the completion of the Proposed Transaction.

FOR THE REASONS DISCUSSED ABOVE, THE CREDIT SUISSE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT

This is only a summary of the Reorganization Agreement.  You should read the actual Reorganization Agreement relating to the Reorganization, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

First, the Reorganization must be approved by shareholders of the Asia Bond Portfolio.  In the event the Asia Bond Portfolio fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations.  If the shareholders of the Asia Bond Portfolio do not approve the Reorganization Agreement, the Credit Suisse Board, will consider other possible courses of action for the Asia Bond Portfolio, including liquidation.

The Credit Suisse Board’s recommendations with respect to, and Asia Bond Portfolio shareholder approval of, the Reorganization Agreement is not conditioned on the consummation of the Transaction.  The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Credit Suisse Board’s right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Asia Bond Portfolio, which may be the case if the Transaction is not consummated.  In the event that the Credit Suisse Board determines not to proceed with the Reorganization with respect to Asia Bond Portfolio, the Credit Suisse Board will consider other possible courses of action for the Asia Bond Portfolio.

If the shareholders of the Asia Bond Portfolio approve the Reorganization Agreement, the Reorganization will take place after the parties to the Reorganization Agreement satisfy various conditions.  The Reorganization Agreement contains a number of conditions precedent that must occur before the Asia Bond Portfolio or the Aberdeen Fund is obligated to proceed with the Reorganization.  These include, among others, that (1) shareholders of the Asia Bond Portfolio approve the Reorganization Agreement; (2) Credit Suisse Fund receives from Aberdeen Trust’s counsel and Aberdeen Trust receives from Credit Suisse Fund’s counsel certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with certain laws and regulations (including an opinion from Aberdeen Trust’s counsel that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); (3) both Credit Suisse Fund and Aberdeen Trust receive from Aberdeen Trust’s counsel the tax opinion described below under “What are the federal income tax consequences of the Reorganization?”; and (4) both Credit Suisse Fund and Aberdeen Trust receive certain certificates from the others’ officers concerning the continuing accuracy of its representations and warranties made in the Reorganization Agreement.  The Reorganization Agreement contains a number of representations and warranties made by Credit Suisse Fund to Aberdeen Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and also contains similar representations and warranties made by Aberdeen Trust to Credit Suisse Fund

If the shareholders of the Asia Bond Portfolio approve the Reorganization Agreement and various conditions are satisfied, the Asia Bond Portfolio will deliver to the Aberdeen Fund its assets and liabilities on the closing date of the Reorganization.  In the exchange, the Asia Bond Portfolio will receive the Aberdeen Fund’s Institutional Class shares to be distributed pro rata to the Asia Bond Portfolio’s shareholders.  Each shareholder of the Asia Bond Portfolio will receive the number of full and fractional Institutional Class shares of the Aberdeen Fund equal in value to the value of the Institutional Class shares of the Asia Bond Portfolio.

The value of the assets to be delivered to the Aberdeen Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on the last business day immediately prior to the closing date.  A business day is any day that the NYSE is open for business (“Business Day”).  The Reorganization is scheduled to occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the “Closing Date”), which is currently expected to be a date following the closing of the Transaction in the early third quarter of 2009.  The liquidation and distribution with respect to the Institutional Class shares of the Asia Bond Portfolio’s shares will be accomplished by the transfer of the Aberdeen Fund shares then credited to the account of the

Asia Bond Portfolio on the books of the Aberdeen Fund to newly-opened accounts on the books of the Aberdeen Fund in the names of the Asia Bond Portfolio shareholders.  All issued and outstanding shares of the Asia Bond Portfolio will simultaneously be canceled on the books of the Asia Bond Portfolio.  The Aberdeen Fund will not issue certificates representing the Aberdeen Fund shares issued in connection with such exchange.

At the same time that shareholders of the Asia Bond Portfolio are considering the Reorganization, shareholders of the International Focus Portfolio, the other series of Credit Suisse Fund will be considering the reorganization of their series into another Aberdeen Trust investment portfolio.  If both series of Credit Suisse Fund approve their respective reorganizations, then, after the consummation of such reorganizations, Credit Suisse Fund will take all necessary steps under the 1940 Act, applicable state law, the respective governing instrument, and any other applicable law to deregister as an investment company and effect a complete dissolution of Credit Suisse Fund under Maryland law.  Deregistration and dissolution of Credit Suisse Fund will not be required, however, if only one of its series approves its reorganization.  If both series of the Credit Suisse Fund do not approve the Reorganization Agreement, the Credit Suisse Board will consider other possible courses of action for the Asia Bond Portfolio.

The Reorganization Agreement may be amended as may be deemed necessary by the authorized officers of the Asia Bond Portfolio and Aberdeen Trust provided that following the shareholder meeting no amendment may change the provisions for determining the number of shares to be issued to Asia Bond Portfolio shareholders to the detriment of shareholders without their further approval.  The Reorganization Agreement may be terminated if at any time prior to the Closing Date the Credit Suisse Board or the Aberdeen Board concludes that the Reorganization is inadvisable.  The Reorganization Agreement may also be terminated by (i) written consent of the parties; (ii) following a material breach by one party of the representations, warranties or covenants which is not cured within ten Business Days; or (iii) the occurrence of an event that has a material adverse effect on one of the parties.

If the Reorganization is approved, Asia Bond Portfolio shareholders who do not wish to have their shares exchanged for shares of the Aberdeen Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization.  If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your shares prior to the Reorganization.

Who will pay the expenses of the Reorganization?

The expenses resulting from the Asia Bond Portfolio’s participation in the Reorganization, including solicitation of proxies will be allocated between CSAM and AAMI, regardless of whether the Reorganization is consummated.

What are the federal income tax consequences of the Reorganization?

Treatment as a Tax-Free Reorganization.  The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  Based on certain assumptions made and representations to be made on behalf of the Asia Bond

Portfolio and the Aberdeen Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes: (i) shareholders of the Asia Bond Portfolio will not recognize any gain or loss as a result of the exchange of their shares of the Asia Bond Portfolio for shares of the Aberdeen Fund; (ii) no gain or loss will be recognized by the Asia Bond Portfolio (a) upon the transfer of its assets to the Aberdeen Fund in exchange for the Aberdeen Fund shares and the assumption by the Aberdeen Fund of the liabilities of the Asia Bond Portfolio or (b) upon the distribution of the Aberdeen Fund shares by the Asia Bond Portfolio to its shareholders in liquidation, as contemplated in the Reorganization Agreement; (iii) neither the Aberdeen Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of the Asia Bond Portfolio; (iv) the holding period and aggregate tax basis for Aberdeen Fund shares that are received by an Asia Bond Portfolio shareholder will be the same as the holding period and aggregate tax basis of the shares of the Asia Bond Portfolio previously held by such shareholder; (v) the tax basis of the assets of Asia Bond Portfolio acquired by the Aberdeen Fund will be the same as the tax basis of such assets in the hands of Asia Bond Portfolio immediately prior to the transfer; (vi) the holding periods of the assets of the Asia Bond Portfolio in the hands of the Aberdeen Fund will include the periods during which such assets were held by the Asia Bond Portfolio; and (vii) the Aberdeen Fund will succeed to and take into account the items of the Asia Bond Portfolio described in Section 381(c) of the Code.

Neither Credit Suisse Fund nor Aberdeen Trust has sought a tax ruling from the IRS.  Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Asia Bond Portfolio would recognize gain or loss on the transfer of its assets to the Aberdeen Fund and each shareholder of the Asia Bond Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in the Asia Bond Portfolio shares and the fair market value of the shares of the Aberdeen Fund it received.

Foreign Transfer Taxes.  In foreign jurisdictions stamp duties and other transfer taxes may apply to the transfer of assets from Asia Bond Portfolio to the Aberdeen Fund.

General Limitation on Capital Losses.  Capital losses can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains.  The Aberdeen Fund will inherit the tax attributes of the Asia Bond Portfolio, including any available capital loss carryforwards, as of the Closing Date.  It is not expected that any such capital loss carryforwards of the Asia Bond Portfolio will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

What should I know about shares of the Aberdeen Fund?

If the Reorganization is approved for the Asia Bond Portfolio, full and fractional Institutional Class shares of the Aberdeen Fund will be distributed to shareholders of the Asia Bond Portfolio in accordance with the procedures described above.  When issued, each share will be validly issued and fully paid and non-assessable and will have no pre-emptive or conversion rights.  The shares of the Aberdeen Fund will be recorded electronically in each shareholder’s account.  The Aberdeen Fund will then send a confirmation to each shareholder.  As of the Closing Date, any outstanding certificates, if any, representing shares of the Asia Bond Portfolio will be cancelled.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

The capitalization table on the next page set forth, as of October 31, 2008, the separate capitalizations of the Asia Bond Portfolio and the Aberdeen Fund, and the estimated capitalization of the Aberdeen Fund as adjusted to give effect to the proposed Reorganization.  The following are examples of the number of Institutional Class shares of the Aberdeen Fund that would be exchanged for the Institutional Class shares of the Asia Bond Portfolio if the Reorganization was consummated on October 31, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.  Each shareholder of the Asia Bond Portfolio will receive the number of full and fractional shares of the Aberdeen Fund equal in value to the value (as of the last Business Day prior to the Closing Date) of the shares of the Asia Bond Portfolio.  The Aberdeen Fund is a shell fund, without assets or liabilities, and is being created for the purpose of acquiring the assets and liabilities of the Asia Bond Portfolio.  The Asia Bond Portfolio will be the accounting survivor for financial statement purposes.

Asia Bond Portfolio/Aberdeen Asia Bond Institutional Fund

	Credit Suisse Fund	Aberdeen Fund*	Aberdeen Fund after Reorganization (estimated)**
		(unaudited)	(unaudited)

Net assets (Institutional Class shares)	$278,399,884	—	$278,399,884
Shares outstanding (Institutional Class shares)	35,081,967	—	35,081,967
Net asset value per share (Institutional Class shares)	$7.94	—	$7.94

*     The Aberdeen Fund is a shell fund therefore no estimated capitalization is available.

**   The estimated numbers are examples of the number shares of the Aberdeen Fund that would be exchanged for the shares of the Asia Bond Portfolio if the Reorganization was consummated on October 31, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

COMPARISON OF ASIA BOND PORTFOLIO AND ABERDEEN FUND

This section describes other comparisons that can be made between the Asia Bond Portfolio and the Aberdeen Fund.

Who manages the Funds?

The management of the business and affairs of the Asia Bond Portfolio is the responsibility of the Credit Suisse Board and the management of the business and affairs of the Aberdeen Fund is the responsibility of the Aberdeen Board.  The Boards and senior management select officers who are responsible for the day-to-day operations.

Asia Bond Portfolio.  CSAM, located at Eleven Madison Avenue, New York, New York 10010 is the current investment adviser to the Asia Bond Portfolio.  CSAM is an indirect wholly-owned subsidiary of Credit Suisse.

CSAM Australia, located at Level 31, Gateway Building, 1 Macquarie Place, Sydney, Australia NSW 2000 is the investment sub-adviser to the Asia Bond Portfolio.

The table below provides the principal executive officers of CSAM and CSAM Australia.

Name	Address	Principal Occupation
CSAM
George Hornig	Eleven Madison Avenue New York, NY 10010-3625	Chief Executive Officer
Thomas Gordon	Eleven Madison Avenue New York, NY 10010-3625	Chief Financial Officer
Emidio Morizio	Eleven Madison Avenue New York, NY 10010-3625	Chief Compliance Officer
CSAM Australia
Stephen Giubin	Level 31, Gateway Building 1 Macquarie Place Sydney, Australia, NSW 2000	Chief Executive Officer
Gailie McIntyre	Level 31, Gateway Building 1 Macquarie Place Sydney, Australia, NSW 2000	Chief Operating Officer
Terrance McKinn	Level 31, Gateway Building 1 Macquarie Place Sydney, Australia, NSW 2000	Chief Compliance Officer

The following chart shows the aggregate amount of advisory fees paid by the Asia Bond Portfolio to CSAM and sub-advisory fees paid to CSAM Australia by CSAM for the fiscal year ended October 31, 2008:

Aggregate Amount of Advisory Fees to CSAM (Net of waiver/reimbursement)	Aggregate Amount of Sub- Advisory Fees Paid
$3,194,577	CSAM Australia: $1,597,287

The following chart shows the co-administrative fees and brokerage commissions paid to Credit Suisse Asset Management Securities Inc. (“CSAMSI”) for the fiscal year ended October 31, 2008:

Aggregate Amount of Co- Administrative Fees to CSAMSI	Brokerage Commissions Paid to CSAMSI
$0	$0

The following chart lists the officers and directors of the Asia Bond Portfolio who are also an officer, director or employee of CSAM:

Name	Position(s) Held with the Asia Bond Portfolio	Principal Occupation(s)
George R. Hornig	Chief Executive Officer and President	Managing Director of Credit Suisse, Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas.

Michael A. Pignataro	Chief Financial Officer	Director and Director of Fund Administration of CSAM.

Emidio Morizio	Chief Compliance Officer	Director and Global Head of Compliance of CSAM.

J. Kevin Gao	Chief Legal Officer, Vice President and Secretary	Director and Legal Counsel of CSAM.

Cecelia Chau	Treasurer	Vice President of CSAM.

Aberdeen Fund.  AAMI, a Delaware corporation formed in 1994, will serve as the investment adviser to the Aberdeen Fund.  AAMI’s principal place of business is 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103.  AAMI is a wholly-owned subsidiary of Aberdeen PLC which is the parent company of an asset management group managing approximately $158 billion in assets as of December 31, 2008 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.  AAMI will manage and supervise the investments of the Aberdeen Fund’s assets on a discretionary basis.

AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, will each serve as sub-adviser to the Aberdeen Fund.  AAMISL and AAMAL are both affiliates of the AAMI.  AAMISL is located at One Bow Churchyard, London, England EC4M9HH.  AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  Both

AAMISL and AAMAL are registered as investment advisers with the SEC.  AAMI, AAMISL and AAMAL are each wholly owned subsidiaries of Aberdeen PLC, 10 Queens Terrance, Aberdeen, United Kingdom AB101Y6.  To the extent that AAMISL or AAMAL do not have management over a specific portion of the Aberdeen Fund’s assets, AAMISL and AAMAL will assist AAMI with oversight for the Aberdeen Fund.  When portfolio manager teams from AAMISL or AAMAL are allocated a specific portion of the Aberdeen Fund’s assets to manage it will receive a fee from AAMI for its investment decision services.

A discussion of the basis for the Credit Suisse Board’s approval of the Asia Bond Portfolio’s investment advisory agreement is available in the Asia Bond Portfolio’s annual report to shareholders for the fiscal year ended October 31, 2008.  A discussion of the Aberdeen Board’s approval of the Aberdeen Fund’s investment advisory agreement will become available in the Aberdeen Fund’s first shareholder report after the Closing Date.

A number of the existing portfolio managers, senior professionals, management team members or other key employees of Credit Suisse may be offered employment with a subsidiary of Aberdeen PLC and those that accept may be integrated within the portfolio management team that will be managing the Aberdeen Fund following the Reorganization.  There can be no assurance, however, that any portfolio manager or other employee of Credit Suisse or CSAM U.K. that is part of the Acquired Businesses will be employed by a subsidiary of Aberdeen PLC before or after the completion of the Transaction.

Investment Advisory Fees

The following chart states the investment advisory fees of the Asia Bond Portfolio and the Aberdeen Fund.  The Aberdeen Fund’s investment advisory fees are identical to that of the Asia Bond Portfolio.

Investment Advisory Fees of the Asia Bond Portfolio		Investment Advisory Fees of the Aberdeen Fund
Contractual:	Actual Rate for Fiscal Year Ended October 31, 2008	Contractual:	Actual Rate for Fiscal Year Ended October 31, 2008
0.50% on all assets	0.50%	0.50% on all assets	Not Applicable

AAMI has agreed for a period of two years following the consummation of the Reorganization to limit the net expense ratio of the Aberdeen Fund so that it does not exceed the net expense ratio of the Asia Bond Portfolio in effect at the time of the Reorganization.  As a result, shareholders should experience no increase in net annual fund operating fees and expenses for two years following the Closing Date.  For more information about advisory fees, see the Credit Suisse and Aberdeen Fund’s Prospectuses which are each incorporated by reference herein.

Additional Information Relating to the Approval of the Investment Sub-Advisory Agreement with AAMAL

The Credit Suisse Board has considered and approved, and recommended that shareholders approve, an investment sub-advisory agreement for the Asia Bond Portfolio with CSAM and AAMAL.  The tables below provide additional information about AAMAL.  For more information about the new investment sub-advisory agreement, please see “Proposal 2: To Approve an Investment Sub-Advisory Agreement” below.

Principal Executive Officers of AAMAL:

Name	Address	Principal Occupation
Hugh Young	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Managing Director of AAMAL (since 1992)
Martin J. Gilbert	10 Queen’s Terrace, Aberdeen, Scotland, AB10 1YG	Director of AAMAL (since 1991), Chief Executive and Executive Director of Aberdeen Asset Management PLC (since 1983) and Director of AAML (since 2000)
Yoon-Chou Chong	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Director of AAMAL (since 1998)
Peter J. Hames	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Director and Head of Asian Equities of AAMAL (since 1992)
Corinne Y. Cheok	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Director and Head of Distribution, Asia-Pacific of AAMAL (since 1999)
Hon-Yu Low	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Director of Finance and Operations of AAMAL (since 1999)
Patrick J.J. Corfe	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Marketing/Business Director of AAMAL (since 2000)
Nicholas P.H. Hadow	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Director and Regional Head of Business Development of AAMAL (since 2005)
Donald R. Amstad	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Director of Business Development of AAMAL (since 2007)
Anthony J. Michael	21 Church Street, #01-01 Capital Square Two, Singapore 049480	Director and Head of Fixed Income, Asia of AAMAL (since 2008)

Who are the other service providers?

Distribution Services

Asia Bond Portfolio.  CSAMSI, located at Eleven Madison Avenue, New York, New York 10010, serves as a co-administrator and the primary distributor to the Asia Bond Portfolio.

Aberdeen Fund.  AFD, located at 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, Conshohocken, Pennsylvania  19428, will serve as the Aberdeen Fund’s primary distributor.

Administration Services

Asia Bond Portfolio.  Along with CSAMSI as noted above, State Street Bank and Trust Company (“SSB”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as a co-administrator to the Fund.

Aberdeen Fund.  AAMI provides various administrative services to the Aberdeen Fund under the terms of a Fund Administration Agreement.  The offices of AAMI that provide administrative services is located at 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428.  AAMI will not receive a fee for this service.

Sub-Administrator, Transfer Agent and Fund Accountant

Asia Bond Portfolio.  Boston Financial Data Services, Inc. (“BFDS”), an affiliate of SSB, located at 30 Dan Road, Canton, Massachusetts 02021-2809, acts as the shareholder servicing, transfer and dividend disbursing agent of the Asia Bond Portfolio pursuant to a Transfer Agency and Service Agreement.

Aberdeen Fund.  Aberdeen has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”) located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services to the Aberdeen Fund.  AAMI has also entered into a Sub-Administration Agreement with Citi whereby Citi will assist AAMI in providing administration services for the Aberdeen Fund.

Custodial Services

Asia Bond Portfolio.  SSB, One Lincoln Street, Boston Massachusetts 021111, is the custodian for the Asia Bond Portfolio.

Aberdeen Fund.  JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Aberdeen Fund.

Auditor

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm of the Asia Bond Portfolio and the Aberdeen Fund.

Comparison of dividends, distribution, purchase, redemption and exchange policies

Dividends and Other Distributions

The Asia Bond Portfolio and the Aberdeen Fund expect to declare and distribute its net investment income quarterly, if any, to shareholders as dividends.  Any net short-term or long-term capital gain realized by the Funds (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Funds.  For more information about dividends, distributions and the tax implications of investing in the Aberdeen Fund, please see the section entitled “Distribution and Taxes”  in the Aberdeen Fund’s Prospectus that accompanies this Proxy Statement/Prospectus and is incorporated by reference herein.

Sales Charges

Institutional Class shares of the Aberdeen Fund and the Asia Bond Portfolio are offered at net asset value with no front-end or contingent deferred sales charges.

Redemption Fee

The Asia Bond Portfolio imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase.  The Aberdeen Fund imposes a 2.00% redemption fee on shares redeemed or exchanged within 30 days from the date of purchase.  This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to a Fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.  Aberdeen Fund shares received in connection with the Reorganization will not be subject to the redemption fee.  Future purchases after the Reorganization, however, will be subject to the redemption fee.

Purchases, Redemptions and Exchanges of Shares

Purchase Policies

The following chart compares existing purchase, redemption and exchange policies of the Asia Bond Portfolio and the Aberdeen Fund.  For more detailed information about purchase, redemption and exchange policies of the Aberdeen Fund, see your Asia Bond Portfolio Prospectus which is incorporated herein by reference or the Aberdeen Fund’s Prospectus that accompanies this Proxy Statement/Prospectus and is incorporated herein by reference.

	Asia Bond Portfolio	Aberdeen Fund

Minimum Initial Investment	$1,000,000 ($4,000,000 for group of related persons)	$1,000,000

Minimum Subsequent Investment	$50,000	No minimum.

Purchase, Exchange, Redemption Methods	Through authorized intermediaries; by wire, by mail and by telephone.	Call toll free number, wire, Automated Clearing House (“ACH”) and through authorized intermediaries.

Exchange Minimum	Exchanges must satisfy the minimum dollar amount necessary for new purchases.	Initial purchase in the new fund must meet initial investment requirements.

Are there any significant differences between Credit Suisse Fund’s and Aberdeen Trust’s Charter Documents?

Comparison of Credit Suisse Fund’s and Aberdeen Trust’s Charter Documents

Credit Suisse Fund is organized as a Maryland corporation.  Aberdeen Trust is organized as a Delaware statutory trust.  The operation of Credit Suisse Fund is governed by Credit Suisse Fund’s Charter (the “Credit Suisse Charter”), By-laws and applicable Maryland law.  The operation of the Aberdeen Fund is governed by Aberdeen Trust’s Amended and Restated Agreement and Declaration of Trust (the “Aberdeen Trust Charter”), By-laws and applicable Delaware law.  The operations of both the Asia Bond Portfolio and Aberdeen Fund are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws.  The provisions of the Credit Suisse Charter differ in some respects from the Aberdeen Trust Charter.  The following is only a summary of certain of the differences between the Credit Suisse Fund and the Credit Suisse Charter and By-laws under Maryland law, on the one hand, and the Aberdeen Fund and the Aberdeen Trust Charter, on the other.  It is not a complete list of differences.

Directors of Credit Suisse Fund and Trustees of Aberdeen Trust.  Subject to the provisions of the Aberdeen Trust Charter, the operations of Aberdeen Trust are supervised by the Aberdeen  Board and, subject to the provisions of the Credit Suisse Charter, the operations of the Credit Suisse Fund are supervised by the Credit Suisse Board.  The responsibilities, powers and fiduciary duties of the Aberdeen Trust’s Trustees (singularly a “Trustee”, collectively the “Trustees”) are similar to those of the Credit Suisse Fund’s Directors (singularly a “Director”, collectively the “Directors”).  The Aberdeen Trust Charter permits the Aberdeen Board to remove a Trustee with or without cause at any time at a duly constituted meeting or by a written consent signed by at least a majority of the then Trustees specifying the effective date of removal.  Shareholders have the power to remove a trustee only to the extent provided in the 1940 Act and regulations thereunder.

Any Director of Credit Suisse Fund may be removed by the stockholders with or without cause at any time by a vote of a majority of the votes entitled to be cast for the election of directors.  A meeting will be called to vote on the removal of a director at any time by the Credit Suisse Board or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Credit Suisse Board or at the request in writing of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting.  A Director shall be deemed to retire from the Credit Suisse Board on the date he/she reaches the age of 72 years.  Independent Directors who are not being considered for the waiver may by a majority vote exempt a director from the normal retirement age of 72 based on the particular facts and circumstances.  A determination to waive the normal retirement age for an individual director shall be reviewed on an annual basis by the Independent Directors.

Amendment of Charter.  Generally, the Aberdeen Trust Charter permits the Trustees to amend the Aberdeen Trust Charter by an instrument in writing signed by not less than a majority of the Aberdeen Board unless the Charter, the 1940 Act or the requirement of any securities exchange on which shares are listed for trading requires shareholders approve such an amendment.

Except in limited circumstances specified by Maryland law, the Directors may not amend the Credit Suisse Charter without a shareholder vote.

Liability and Indemnification of Directors, Trustees and Officers.  To protect the Trustees against certain liabilities, the Aberdeen Trust Charter provides that to the fullest extent that limitations on the liability of agents are permitted by the Delaware Statutory Trust Act (“DSTA”) and other applicable law, the trustees and officers shall not be responsible or liable in any event for any act or omission of any other agent of Aberdeen Trust or any investment adviser or principal underwriter of Aberdeen Trust.

In addition, the Aberdeen Trust Charter provides that Aberdeen Trust, out of its property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or Trustee of Aberdeen Trust.  Nothing in the Aberdeen Trust Charter indemnifies, holds harmless or protects any officer or trustee from or against any liability to Aberdeen Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to as “Disqualifying Conduct”).

Credit Suisse Fund’s Charter and By-laws provide that each director and officer of Credit Suisse Fund shall be indemnified by Credit Suisse Fund to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to Credit Suisse Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  This limitation on liability applies to events occurring at the time a person serves as a director or officer of Credit Suisse Fund whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Mutual fund and trustees and officers liability policies insure Aberdeen Trust and its Trustees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Shareholder Liability.  Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust.  A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations.  Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states.  As a result, to the extent that Aberdeen Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability.  To guard against this risk, the Aberdeen Trust Charter: (1) contains a provision entitling the Aberdeen Fund’s shareholders to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporate law of Delaware liability for acts or obligations of Aberdeen Trust and the Aberdeen Fund; and (2) provides for indemnification out of the Aberdeen Fund property, as applicable, for any shareholder held personally liable for the obligations of the Aberdeen Fund.  In addition, notice of disclaimer of shareholder liability will normally be given in each agreement, obligation, or instrument entered into or executed by Aberdeen Trust on behalf of the Aberdeen Fund.  Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the applicable Aberdeen Fund is unable to meet its obligations to indemnify a shareholder.  In light of Delaware law, the nature of the Aberdeen Fund’s business and the nature of its assets, the Aberdeen Board believes that the risk of personal liability to a shareholder is extremely remote.

Under Maryland Law, a shareholder of a Maryland corporation who has fully paid the subscription price for the shareholder’s shares generally has no personal liability in excess of the value of the shareholder’s shares.

Voting Rights of Shareholders of Credit Suisse Fund and Aberdeen Trust.  Aberdeen Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings.  In the event that a meeting of shareholders is held, all shares of the Aberdeen Fund entitled to vote on a matter vote without differentiation between  the separate series or classes; provided however, (i) if any matter to be voted on affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter or (ii) if the 1940 Act or other applicable law or regulation requires voting by series or by class, then the shares shall vote as prescribed by such law or regulation.  Each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share.  Shareholders of the Aberdeen Fund do not have cumulative voting rights in the election of Trustees.  Meetings of shareholders of the Aberdeen Fund, or any, series or, class thereof, may be called by the Trustees, the Chairman of the Board or President of Aberdeen Trust or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings.  The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.  The Aberdeen Trust Charter provides that the shareholders have the power to, vote only with respect to:  (1) the election of Trustees to the extent and as provided therein; and (2) with respect to such additional matters relating to the Aberdeen Fund as may be required by the Aberdeen Trust Charter, the Aberdeen Trust’s By-laws, the 1940 Act or any registration statement of Aberdeen Trust with the SEC; or (3) as the Trustees may consider necessary or desirable.  Generally, unless a lower quorum is required by applicable law, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitute a quorum at the meeting.  Generally, subject to certain provisions of the Aberdeen Trust Charter, the By-Laws or applicable law which may require a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders’ meeting at which a quorum is present shall be the act of the shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.

Credit Suisse Fund is not required to hold an annual meeting of the shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act, unless otherwise determined by the Credit Suisse Board.  A special meeting will be called at any time by the Credit Suisse Board or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Credit Suisse Board or at the request in writing of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting upon payment by such stockholders to the Asia Bond Portfolio of the reasonably estimated cost of preparing and mailing a notice of the meeting (which estimated cost shall be provided to such stockholders by the Secretary of the Asia Bond Portfolio).  In the event that a meeting of shareholders is held, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  On any matter submitted to a vote of shareholders, all shares of the Asia Bond Portfolio then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that:  (1) when otherwise expressly required by the Maryland General Corporation Law or the 1940 Act, shares will be voted by individual series or class;  and (2) only shares of a series or class are entitled to vote on matters concerning only that series or class.  Shareholders of the Asia Bond Portfolio do not have cumulative voting rights in the election of Directors.  Generally, unless otherwise provided by statute or the Credit Suisse Charter, the presence in person or by proxy of stockholders of the Asia Bond Portfolio entitled to cast at least one-third of the votes to be cast shall constitute a quorum at each meeting of the stockholders and all questions shall be decided by majority of the votes cast (except with respect to the election of directors, which shall be by a plurality of votes cast).

Termination of Credit Suisse Fund and Aberdeen Trust and their Series or Classes.  Generally, the Aberdeen Trust Charter permits the termination of Aberdeen Trust or any series of the Trust:  (a) with respect to Aberdeen Trust, (i) at any time by vote of a majority of the shares of Aberdeen Trust entitled to vote, or (ii) at the discretion of the Aberdeen Board either (A) at any time there are no shares outstanding of Aberdeen Trust, or (B) upon prior written notice to the shareholder of Aberdeen Trust; (b) with respect to any series, at any time by vote of a majority of the shares of the series entitled to vote, or (ii) at the discretion of the Aberdeen Board either (A) at any time there are no shares outstanding of the series, or (B) upon prior written notice to the shareholder of the series.

Under Maryland law, the Directors may dissolve the Credit Suisse Fund or any series by a vote of the majority of the directors and by a vote of a majority of the outstanding shares entitled to be voted on the matter.

Derivative Actions.  Generally, a shareholder may bring a derivative action on behalf of Aberdeen Trust only if the shareholder or shareholders first make a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such action is excused.  A demand on the Trustees is only excused if a majority of the Aberdeen Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

There are no provisions relating to shareholder derivative actions in the Credit Suisse Charter.  Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Merger and Consolidation.  Pursuant to an agreement of merger or consolidation, Aberdeen Trust, or any one or more series, may, by act of a majority of the Aberdeen Board, merge or consolidate with or into one or more business entities.  Any such merger or consolidation does not require the vote of the shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of the Aberdeen Trust Charter, which would otherwise require the approval of such Shareholders.

Under Maryland law, Credit Suisse Fund generally cannot engage in a statutory share exchange, merger, or consolidation unless approved by a vote of shareholders.

Conversion.  A majority of the Aberdeen Board may, without the vote or consent of the shareholders, cause (i) Aberdeen Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company pursuant to Section 3821 of the DSTA; (ii) the shares of Aberdeen Trust or any series to be converted into beneficial interests in another business trust (or series thereof); or (iii) the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if required by the 1940 Act, no such statutory conversion, share conversion or share exchange shall be effective unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as is defined in the 1940 Act.

Reorganization.  A majority of the Aberdeen Board may cause Aberdeen Trust to sell, convey and transfer all or substantially all of the assets of Aberdeen Trust, or any one or more series, to another business entity, or to Aberdeen Trust to be held as assets associated with one or more other series of Aberdeen Trust, in exchange for cash, shares or other securities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as defined in the 1940 Act, of that series.

Under Maryland law, Credit Suisse Fund can transfer its assets by board action without a vote of shareholders.

PROPOSAL 2: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT

Why is a New Sub-Advisory Agreement needed?

As previously mentioned, the closing of the Transaction on or about April 30, 2009 with respect to CSAM Australia will result in an “assignment” of the Asia Bond Portfolio’s existing investment sub-advisory agreement with CSAM Australia, which in turn will cause that agreement to terminate.  The Reorganization of the Asia Bond Portfolio into the corresponding Aberdeen Fund, however, if approved, is not expected to occur until early in the third quarter of 2009 for administrative and operational reasons.  During this potential interim period, AAMAL will serve as sub-adviser to the Asia Bond Portfolio pursuant to the Interim Sub-Advisory Agreement.  As further discussed below, in order for AAMAL to receive advisory fees that it may earn under the Interim Sub-Advisory Agreement, the shareholders of the Asia Bond Portfolio must approve the New Sub-Advisory Agreement.

The Credit Suisse Board has approved the Interim Sub-Advisory Agreement among AAMAL, CSAM and the Asia Bond Portfolio, to allow AAMAL to serve as investment sub-adviser to the Asia Bond Portfolio upon close of the Transaction with respect to CSAM Australia for an interim period until the consummation of the Reorganization.  CSAM would remain the investment adviser to the Asia Bond Portfolio during the interim period.  On January 15, 2009 and February 18, 2009, the Credit Suisse Board considered information and materials related to the Aberdeen Advisers and, on February 18, 2009, the Credit Suisse Board considered the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement that were provided in advance of the meeting by AAMI.  The Interim Sub-Advisory

Agreement and the New Sub-Advisory Agreement were further considered, and were approved, by the Credit Suisse Board on March 11, 2009 at a special board meeting.

An interim investment sub-advisory agreement that has not been approved by shareholders can remain in effect for no more than 150 days in accordance with the 1940 Act.  Advisory fees earned by an investment adviser to a fund under an interim sub-advisory agreement are required to be held in an interest bearing escrow account until a new sub-advisory agreement is approved by the shareholders of the fund.  The approval of the New Sub-Advisory Agreement, therefore, is necessary for AAMAL to receive the amounts held in the escrow account, plus interest, for its advisory services to the Asia Bond Portfolio performed under the Interim Sub-Advisory Agreement.  On March 11, 2009, the Credit Suisse Board approved the New Sub-Advisory Agreement and recommended that shareholders approve the New Sub-Advisory Agreement among AAMAL, CSAM and the Asia Bond Portfolio.

The approval of the New Sub-Advisory Agreement for the Asia Bond Portfolio is conditioned on the approval of the Reorganization Agreement by the Asia Bond Portfolio’s shareholders.  The effective date of the approval of the New Sub-Advisory Agreement will be the effective date of the Reorganization, on which date the Asia Bond Portfolio will be reorganized into the corresponding Aberdeen Fund and the Aberdeen Fund will be advised by AAMI and AAMAL pursuant to investment advisory and sub-advisory agreements that have been approved for the Aberdeen Fund.  As such, the sole purpose of the approval of the New Sub-Advisory Agreement is to authorize the release of any escrowed advisory fees to AAMAL.  In addition to being conditioned on the approval of the Reorganization Agreement, the approval of the New Sub-Advisory Agreement is also conditioned on the effectiveness of the Interim Sub-Advisory Agreement; if the Interim Sub-Advisory Agreement has not become effective for any reason, the approval of the New Sub-Advisory Agreement will not be effective.

If AAMAL provides advisory services under the Interim Sub-Advisory Agreement, and the shareholders of the Asia Bond Portfolio do not approve the New Sub-Advisory Agreement or if the Reorganization does not occur, AAMAL will be paid the lesser of (i) any costs incurred by it in performing its duties (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account for the Asia Bond Portfolio, plus interest earned and any fees remaining in escrow will be returned to the Asia Bond Portfolio.  A form of the New Sub-Advisory Agreement for the Asia Bond Portfolio is attached as Exhibit B.

How does the New Sub-Advisory Agreement differ from the current investment sub-advisory agreement?

The terms and conditions (including applicable advisory fees) of the New Sub-Advisory Agreement are identical to the current investment sub-advisory agreement dated May 1, 2002, which was last submitted to a vote of shareholders for approval on May 1, 2002 and last approved by the Credit Suisse Board on November 19, 2008.  The terms and conditions of the New Sub-Advisory Agreement are also identical to the Interim Sub-Advisory Agreement except for the effective dates, termination dates and certain fee escrow provisions.  The description of the New Sub-Advisory Agreement set forth below in this Proxy Statement/Prospectus is qualified in its entirety by reference to Exhibit B.

Both the current investment sub-advisory agreement with CSAM Australia and the New Sub-Advisory Agreement with AAMAL provide that subject to the supervision and direction of CSAM, the investment sub-adviser will provide investment advisory and portfolio management advice to all or that portion of the Asia Bond Portfolio’s assets designated by CSAM from time to time (the “Assets”) in accordance with (a) the Articles of Incorporation, (b) the 1940 Act, and the Investment Advisers Act of 1940, and all applicable rules and regulations of the SEC and all other applicable laws and regulations, and (c) the Asia Bond Portfolio’s investment objective and policies as stated in the prospectus and statement of additional information and investment parameters provided by CSAM from time to time.  In connection therewith, the investment sub-adviser will:  (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Asia Bond Portfolio’s investment objective and policies; (ii) make investment decisions or recommendations with respect to the Assets; (iii) if requested by CSAM will place purchase and sale orders for securities on behalf of the Asia Bond Portfolio with respect to the Assets; (iv) exercise voting rights with respect to the Assets if requested by CSAM; and (v) furnish CSAM and the Credit Suisse Board with such periodic and special reports as the Asia Bond Portfolio or CSAM may reasonably request.

In providing those services, the investment sub-adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

The current investment sub-advisory agreement and the New Sub-Advisory Agreement provide with regard to the execution of transactions that in executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the investment sub-adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any portfolio transaction, the investment sub-adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate.  In selecting brokers or dealers to execute a particular transaction and evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the investment sub-adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the investment sub-adviser or to CSAM for use on behalf of the Fund or other clients of the investment sub-adviser or CSAM.

Both the current investment sub-advisory agreement and the New Sub-Advisory Agreement provide that the sub-adviser shall exercise its best judgment in rendering the services described in the agreement.  The investment sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Asia Bond Portfolio or CSAM in connection with the matters to which the Agreement relates, except that the investment sub-adviser shall be liable for a loss resulting from a breach of fiduciary duty by the investment sub-adviser with respect to the receipt of compensation for services; provided that nothing shall be deemed to protect or purport to protect the investment sub-adviser against any liability to the Asia Bond Portfolio or CSAM or to shareholders of the Asia Bond Portfolio to which the investment sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the investment sub-adviser’s reckless disregard of its obligations and duties under the agreement.

The current investment sub-advisory agreement and the New Sub-Advisory Agreement provide that CSAM will pay all of the fees payable to any investment sub-adviser engaged pursuant to the agreement.

For more information about the Aberdeen Sub-Advisers, including advisory fee information, please see “Comparison of Asia Bond Portfolio and Aberdeen Fund – Who Manages the Fund?”

What factors did the Credit Suisse Board consider in recommending that shareholders approve the New Sub-Advisory Agreement?

The Credit Suisse Board evaluated a variety of factors when considering the New Sub-Advisory Agreement for the Asia Bond Portfolio, including:  (i) the rationale for recommending AAMI to serve as investment sub-adviser to the Asia Bond Portfolio for an interim period between the consummation of the Transaction and the Reorganization; (ii) the nature, extent, and quality of services to be provided by AAMAL to the Asia Bond Portfolio, including the resources of AAMAL to be dedicated to the Asia Bond Portfolio; (iii) the performance of AAMAL; (iv) the fees and expenses to be borne by Asia Bond Portfolio; (v) any benefits to be derived by AAMAL from its relationship with Asia Bond Portfolio; and (vi) that, effectively, the sole purpose of the approval of the New Sub-Advisory Agreement is to authorize the release of any escrowed advisory fees to AAMAL in the event the Interim Sub-Advisory Agreement becomes effective and the Reorganization is approved.

When considering the nature and quality of the services to be provided by AAMAL to the Asia Bond Portfolio and the resources of AAMAL dedicated to the Asia Bond Portfolio, the Credit Suisse Board reviewed:  (a) the rationale in proposing AAMAL; (b) the scope and depth of AAMAL’s organization; (c) the experience and expertise of each of AAMAL’s investment professionals; (d) AAMAL’s investment advisory capabilities; and (e) the advisory fees AAMAL would charge for producing investment advisory services.  The Credit Suisse Board evaluated AAMAL’s portfolio management and trading processes and discussed the experience of AAMAL’s brokerage and trading capabilities.  After analyzing the services proposed to be provided by AAMAL to the Asia Bond Portfolio, and the services provided by AAMAL to other investment portfolios presently advised by AAMAL, the Credit Suisse Board concluded that the nature, extent, and quality of services to be provided to the Asia Bond Portfolio were consistent with the operational requirements of the Asia Bond Portfolio and met the needs of the shareholders of the Asia Bond Portfolio.

Furthermore, the Credit Suisse Board noted that AAMAL could not report any financial results from their relationship with the Asia Bond Portfolio because AAMAL had not provided services to the Asia Bond Portfolio, and thus, the Credit Suisse Board could not evaluate profitability.  Given the limited time that AAMAL would potentially be managing the Asia Bond Portfolio, the Credit Suisse Board concluded that economies of scale and the reflection of such economies of scale in the level of fees charged were inapplicable to the Asia Bond Portfolio.  The Credit Suisse Board noted, however, that the investment advisory fees and expense ratios of the Asia Bond Portfolio would not increase under the Interim Sub-Advisory Agreement, and would not be expected to increase under the New Sub-Advisory Agreement.

After consideration of the factors discussed above, the Credit Suisse Board, with the assistance of independent counsel, concluded that approving the New Sub-Advisory Agreement and recommending that shareholders approve the New Sub-Advisory Agreement for Asia Bond Portfolio was in the best interests of Asia Bond Portfolio and its shareholders.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

More information about the Asia Bond Portfolio and the Aberdeen Fund is included in: (i) the Asia Bond Portfolio’s Prospectus dated February 28, 2009, which is incorporated by reference herein and considered a part of this Proxy Statement/Prospectus; (ii) the Statement of Additional Information dated February 28, 2009, as amended to date, relating to the Asia Bond Portfolio’s Prospectus (iii) the Aberdeen Fund’s Prospectus dated April 22, 2009, which accompanies this Proxy Statement/Prospectus, is incorporated by reference and considered a part of this Proxy Statement/Prospectus; (iv) the Statement of Additional Information dated April 22, 2009, as amended to date, relating to the Aberdeen Fund’s Prospectus; and (v) the Statement of Additional Information dated April 23, 2009 (relating to this Proxy Statement/Prospectus), which is incorporated by reference herein.  You may request free copies of the Asia Bond Portfolio’s Prospectus or Statement of Additional Information (including any supplement) by calling (800) 222-8977 or by writing the Asia Bond Portfolio, P.O. Box 55030, Boston, Massachusetts 02205-5030.  You may request free copies of the Aberdeen Fund’s Prospectus or Statement of Additional Information (including any supplements), by calling (800) 523-1918 or by writing to Aberdeen Funds, 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by Aberdeen Trust with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Aberdeen Fund and the shares offered.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C.  20549 and at the following regional offices of the SEC:  New York Regional Office, 3 World Financial

Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036; Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106; Salt Lake City Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104.  Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Web site at www.sec.gov.  To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Independent Registered Public Accounting Firm

The audited financial statements for the Asia Bond Portfolio, which appear in the Asia Bond Portfolio’s Annual Report dated October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as set forth in their reports therein and are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus.  Such financial statements are incorporated therein by reference in reliance upon such reports given on the authority of such firm.

VOTING INFORMATION

What vote is necessary to approve the Proposals?

Quorum; Adjournment

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of Credit Suisse Fund entitled to vote at the Meeting.  In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may or, if a proposal to adjourn is submitted to a vote of shareholders, the holders of a majority of the shares of Credit Suisse Fund present in person or by proxy (or a majority of votes cast on the adjournment if a quorum is present) shall have the power to, adjourn the Meeting from time to time, without notices other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present.   If the Meeting is adjourned to a date more than 120 days after the original record date, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any shareholder of record as of the original record date, with respect to shares that such shareholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequently adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date.  At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Shareholder Approval

Each Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of: (i) 67% or more of the voting securities of the Asia Bond Portfolio that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Asia Bond Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Asia Bond Portfolio.

If the shareholders of the Asia Bond Portfolio approve the Reorganization Agreement, the effectiveness of such approval is not conditioned upon the completion of the Transaction.  The effectiveness of shareholder approval of the New Sub-Advisory Agreement is contingent upon the approval of the Reorganization Agreement and the effectiveness of the Interim Sub-Advisory Agreement.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy.  A self-addressed, postage-paid envelope is enclosed for your convenience.  Alternatively, you may authorize your proxy by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

In tallying shareholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against approval.

Credit Suisse and its affiliates have advised the Asia Bond Portfolio that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

This Proxy Statement/Prospectus, Notice of Meeting, proxy card, and voting instruction form were first mailed to shareholders on or about May 5, 2009.

Who can vote to approve the Proposals?

Only shareholders of record of the Asia Bond Portfolio at the close of business on March 12, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  On that date, 22,452,439.688 Institutional Class shares of the Asia Bond Portfolio were outstanding and entitled to be voted.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also authorize your vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or authorize your proxy by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by the Asia Bond Portfolio prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

What other matters will be voted upon at the Meeting?

The Credit Suisse Board does not intend to bring any matters before the Meeting with respect to the Asia Bond Portfolio other than those described in this Proxy Statement/Prospectus.  The Credit Suisse Board is not aware of any other matters to be brought before the Meeting with respect to the Asia Bond Portfolio by others.  If any other matter legally comes before the Meeting, proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.  However, any proposal submitted to a vote at the Meeting by anyone other than the officers or directors may be voted only in person or by written proxy.

What other solicitations will be made?

This proxy solicitation is being made by the Credit Suisse Board for use at the Meeting.  In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Credit Suisse Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  The Credit Suisse Board may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations by mail, officers and employees of the Asia Bond Portfolio, CSAM, or the administrator, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews.  The Credit Suisse Board has engaged The Altman Group, Inc. (“Altman Group”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $1,200.  Altman Group also will be reimbursed for its reasonable expenses.  Proxy solicitation costs for the Credit Suisse Fund will be allocated between CSAM and AAMI.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  CSAM expects that the solicitations will be primarily by mail, but also will include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, certain shareholders of the Asia Bond Portfolio may receive a telephone call from a representative of Altman Group if their votes have not yet been received.  Proxies that are obtained telephonically by Altman Group will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited by Altman Group, the Altman Group representative is required to ask each shareholder to state his or her full name.  The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address.  If the shareholder is a corporation or other entity, the Altman Group representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to Altman Group, then the Altman Group representative has the responsibility to explain the process, read each Proposal listed on the proxy card and ask for the shareholder’s instructions on each Proposal.  Although the Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus.  Altman Group will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call Altman Group immediately if his or her instructions are not correctly reflected in the confirmation.

How do I submit a shareholder proposal?

The Credit Suisse Fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2009 other than the Meeting. The Directors will call a special meeting of shareholders of the Credit Suisse Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Credit Suisse Fund.

Any Credit Suisse Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Credit Suisse Fund’s shareholders should send such proposals to Secretary, Credit Suisse Institutional Fund, Inc. - Asia Bond Portfolio, Eleven Madison Avenue, New York, New York 10010. Any shareholder proposal intended to be presented at any future meeting of the Asia Bond Portfolio shareholders must be received by the Asia Bond Portfolio at its principal executive office and, to be timely, must be so received not later than sixty (60) days prior to the date of the meeting; provided, however, that if less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made available to shareholders, then no later than the tenth day following the day on which notice of the meeting was given or such public disclosure was made.  Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws.

Any such notice by a shareholder to the Credit Suisse Fund shall set out as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Credit Suisse Fund’s books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Credit Suisse Fund which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

Shareholders of the Credit Suisse Fund who wish to send communications to the applicable Credit Suisse Board or a specified member of the Credit Suisse Board should submit the communication in writing to the attention of J. Kevin Gao, Secretary, Credit Suisse Institutional Fund, Inc.-Asia Bond Portfolio, Eleven Madison Avenue, New York, New York 10010, identifying the correspondence as intended for the Credit Suisse Board or a specified member of the Credit Suisse Board.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise Credit Suisse Institutional Fund, Inc. - Asia Bond Portfolio, c/o Secretary, Credit Suisse Institutional Fund, Inc.-Asia Bond Portfolio, Eleven Madison Avenue, New York, New York 10010, whether other persons are beneficial owners of Asia Bond Portfolio shares for which proxies are being solicited and, if so, the number of copies of the Joint Proxy Statement/Prospectus needed to supply copies to the beneficial owners of these shares.

PRINCIPAL HOLDERS OF SHARES

On the Record Date, the officers and Directors of Credit Suisse Fund as a group owned or controlled less than 1% of the outstanding voting shares of the Asia Bond Portfolio or class thereof.

To the best knowledge of Credit Suisse, as of the Record Date, no person except as set forth in the following table owned of record 5% or more of the outstanding shares of the Asia Bond Portfolio.  The following table sets forth the name, address and share ownership of each person known to Credit Suisse Fund to have ownership with respect to 5% or more of the class of the Asia Bond Portfolio as of March 12, 2009.  The type of ownership of each entry listed on the table is record ownership.  The percentage of the Aberdeen Fund that would be owned by the below named shareholders upon consummation of the Reorganization is not expected to change.

Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
Genworth Financial Trust Co. FBO Omnibus/GE Private Asset Management 3200 N. Central Avenue, Fl. 7 Phoenix, AZ 85012	Institutional class; 26,438,768 shares	99.95%	99.95%

As of the Record Date, the Aberdeen Fund has not commenced operations and has no outstanding shares.

EXHIBITS TO

PROXY STATEMENT/PROSPECTUS

Exhibit

A                                      Agreement and Plan of Reorganization among Credit Suisse Global Fixed Income Fund, Inc., Credit Suisse Global Small Cap Fund, Inc., Credit Suisse International Focus Fund, Inc., Credit Suisse Institutional Fund, Inc. on behalf of each of its series, and Aberdeen Funds, on behalf of its appropriate series.

B                                        Form of Investment Sub-Advisory Agreement among Credit Suisse Institutional Fund, Inc., on behalf of Asia Bond Portfolio, Credit Suisse Asset Management, LLC and Aberdeen Asset Management Asia Limited.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 15th day of April, 2009, by and among Aberdeen Funds, a Delaware statutory trust (“Trust”), with its principal place of business at 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428, on behalf of each of its separate series: Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen International Equity Institutional Fund (each an “Acquiring Fund”); Credit Suisse Global Fixed Income Fund, Inc., a Maryland corporation; Credit Suisse Global Small Cap Fund, Inc., a Maryland corporation; Credit Suisse International Focus Fund, Inc., a Maryland corporation (“Focus Fund”) and Credit Suisse Institutional Fund, Inc., a Maryland corporation, on behalf of each of its separate series: Asia Bond Portfolio and International Focus Portfolio (each of Asia Bond Portfolio, International Focus Portfolio, Focus Fund, Credit Suisse Global Fixed Income Fund, Inc. and Credit Suisse Global Small Cap Fund, an “Acquired Fund”), with each Acquired Fund’s principal place of business at Eleven Madison Avenue, New York, New York 10010.  Reference in the Agreement to each of Asia Bond Portfolio and International Focus Portfolio shall be a reference to Credit Suisse Institutional Fund, Inc., acting on behalf of such series, as applicable.  Aberdeen Asset Management Inc. (“AAMI”), a Delaware corporation, joins this agreement solely for purposes of paragraphs 1.6, 5.1, 8.11, 9.2, 14, 16.4, 16.5 and 16.6.  Credit Suisse Asset Management, LLC (“CSAM”), a Delaware limited liability company, joins this agreement solely for purposes of paragraphs 1.6, 5.1, 5.4, 8.10, 9.2, 14, 16.4, 16.5 and 16.6.

WHEREAS, each Acquired Fund and each Acquiring Fund is, or is a series of, an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Acquiring Fund (except for the Aberdeen International Equity Fund (the “Acquiring Focus Fund”) has been newly organized to hold the assets of a corresponding Acquired Fund and each Acquiring Fund (other than the Acquiring Focus Fund) has had no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of this transaction described herein;

WHEREAS, the Acquiring Focus Fund is an existing series of the Trust and has carried on, and will continue to carry on, the business of an open-end management investment company registered under the 1940 Act, and has, and will continue to have, following the consummation of the transaction described herein, assets consisting primarily of equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries;

WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the corresponding Acquired Fund with its classes of shares of beneficial interest ($0.001 par value per share) (“Acquired Fund Shares”):

Corresponding Acquired Fund	Acquiring Fund, each a series of Aberdeen Funds

Credit Suisse Global Fixed Income Fund, Inc.	Aberdeen Global Fixed Income Fund
Common Advisor Class A Class C	Institutional Service Institutional Service Class A Class C

Credit Suisse Global Small Cap Fund, Inc.	Aberdeen Global Small Cap Fund
Common Advisor Class A Class B Class C	Class A Class R Class A Class A Class C

Asia Bond Portfolio of Credit Suisse Institutional Fund, Inc.	Aberdeen Asia Bond Institutional Fund
Institutional	Institutional

International Focus Portfolio of Credit Suisse Institutional Fund, Inc.	Aberdeen International Equity Institutional Fund
Institutional	Institutional

Credit Suisse International Focus Fund, Inc.	Aberdeen International Equity Fund
Common Advisor Class A Class B Class C	Institutional Service Class R Class A Class A Class C

WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, each reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, transfer and delivery of all of the property and assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired

Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust has determined, with respect to each Acquiring Fund, that the sale, assignment, transfer and delivery of all of the property and assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of each Acquired Fund has determined that the sale, assignment, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.            TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.         Subject to the requisite approval of each Acquired Fund’s shareholders (“Acquired Fund Shareholders”) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and each Acquiring Fund agrees in exchange therefor:

(i)             to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares equal in value to the value of each class of the Acquired Fund as of the time and date set forth in paragraph 3; and

(ii)          to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2.

Transactions described in paragraph 1.1(i) and (ii) shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).  All Class A shares of an Acquiring Fund delivered to any Acquired Fund in connection with the Reorganization will have any sales charge waived.

1.2.         The property and assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 6.3 (collectively, with respect to each Acquired Fund separately, “Assets”).  Each Acquiring Fund shall assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date in connection with the acquisition of the Assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s Excluded Liabilities (as defined below and excluding expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by each Acquiring Fund pursuant to paragraph 9.2), if any, pursuant to this Agreement (collectively, with respect to each Acquired Fund separately, “Liabilities”).  Each Acquired Fund will use reasonable commercial efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent permissible and consistent with its own investment objectives and policies.  If prior to the Closing Date, the Trust identifies a Liability that the Trust and an Acquired Fund mutually agree should not be assumed by the Trust, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Trust and the applicable Acquired Fund at the Closing (the “Excluded Liabilities”).  Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Trust on behalf of an Acquiring Fund, subject to such conditions as may be mutually agreed upon among the Trust, the Acquiring Fund, the corresponding Acquired Fund and CSAM.

1.3.         Immediately following the action contemplated by paragraph 1.1, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) as soon as reasonably practicable thereafter, completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the applicable Acquiring Fund to open accounts on the share records of the applicable Acquiring Fund in the names of the Acquired Fund Shareholders.  An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund.  The Acquired Funds, or the investment company of which the Acquired Fund is a series, will be dissolved in accordance with the laws of Maryland as soon as practicable following the Closing Date.

1.4.         Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.

1.5.         Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.6.         At least fifteen business days prior to the Valuation Date, CSAM, on behalf of an Acquired Fund, will provide AAMI with a schedule of the Assets held by each Acquired Fund.  At least ten business days prior to the Valuation Date, AAMI, on behalf of an Acquiring Fund will advise CSAM of any investments of an Acquired Fund shown on the Acquired Fund’s schedule of securities which an Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to an Acquiring Fund in connection with facilitating the orderly transition of an Acquired Fund’s Assets.  Under such circumstances, to the extent practicable, an Acquired Fund will, if requested by an Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of such investments prior to the Valuation Date.  In addition, if it is determined that the portfolios of an Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which an Acquiring Fund is or will be subject with respect to such investments, to the extent practicable, an Acquired Fund will, if requested by an Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Valuation Date.  Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of any Assets, if, in the reasonable judgment of the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of an Acquired Fund.

2.            VALUATION

2.1.         The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the business day immediately preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to each Acquired Fund and valuation procedures established by each Acquired Fund’s Board of Directors.

2.2.         All computations of value shall be made by State Street Bank and Trust Company, in its capacity as co-administrator for each Acquired Fund, and shall be subject to review by each Acquiring Fund’s sub-administrator, Citi Fund Services Ohio, Inc., and by each Acquiring Fund’s independent accountants.  Each Acquired Fund and the Trust agree to use all reasonable commercial efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquired Fund and those determined in accordance with the pricing policies and procedures of its corresponding Acquiring Fund.

3.            CLOSING AND CLOSING DATE

3.1.         The Closing Date for the Reorganization shall be June 30, 2009, or such other date as an authorized officer of each of the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties.  The Closing shall be held at the offices of the Acquired Funds or at such other place as an authorized officer of each of the parties may agree.  To the extent any Acquired Fund’s Assets are for any reason not transferred on the Closing Date, an Acquired Fund shall cause such Acquired Fund’s Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

3.2.         Each Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (“Custodian”), to deliver to the Trust, on behalf of each Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the Trust’s custodian. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the Trust’s custodian the Assets of each Acquired Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.         Each Acquired Fund or the Acquired Fund’s transfer agent (the “Transfer Agent”) shall deliver to the Trust, on behalf of each Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the applicable Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the applicable Acquiring Fund pursuant to paragraph 1.4 and (c) the information set out in clause (a) and (b) was provided by the Trust’s custodian.  At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.

3.4.         In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Trust or an appropriate officer of the Acquired Funds, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.            REPRESENTATIONS AND WARRANTIES

4.1.         Except as has been fully disclosed to the applicable corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the appropriate Acquired Fund, each Acquired Fund, severally and not jointly, represents and warrants to the Trust as follows:

(a)           The Acquired Fund is a corporation duly organized, or is duly organized as a series of a corporation, validly existing and in good standing under the laws of the State of Maryland, with power to own all of its Assets and to carry on its business as it is now being conducted.  The Acquired Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.  The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement;

(b)           The Acquired Fund is a registered investment company, or a series of a registered investment company, classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act;

(d)           The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) and current shareholder reports (true and correct copies of which have been delivered to the Trust) and each prospectus, statement of additional information and shareholder report of the Acquired Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Valuation Date, the Acquired Fund will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of each Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act or as disclosed to the Trust;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a material violation of the Acquired Fund’s applicable Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

(g)           The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(h)           No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2008  have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the applicable Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at April 30, 2009 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Trust) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(k)           Since October 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of Assets held by the Acquired Fund, the discharge of Acquired Fund Liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l)            On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the Acquired Fund’s knowledge, no such return is currently under audit; no assessment has been asserted with respect to such returns; and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquired Fund to be threatened or pending with respect to the Assets of an Acquired Fund;

(m)          For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and, in the case of the Focus Fund, will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to the dividends paid deduction) and all of its net capital gain, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date and for any prior period;

(n)           All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(o)           The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Acquired Fund, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)           The information relating to the Acquired Fund furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto;

(q)           As of the date of this Agreement, each Acquired Fund has provided the Trust with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Trust (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, such information provided by any Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (q) shall not apply to statements in or omissions from the Prospectus/Proxy

Statement made in reliance upon and in conformity with information that was furnished by the Trust or an Acquiring Fund for use therein;

(r)            There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement;

(s)           To the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of any Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof which would have a material adverse effect on such Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(t)            The minute books and other similar records of an Acquired Fund available to an Acquired Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board of Directors and any committees of the Board of Directors.  The stock transfer ledgers and other similar records of an Acquired Fund as made available to the Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of an Acquired Fund;

(u)           Each Acquired Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects;

(v)           Each Acquired Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(w)          No Acquired Fund has any unamortized or unpaid organizational fees or expenses; and

(x)            The Acquired Fund represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2.         Except as has been fully disclosed to the applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Trust, the Trust, on behalf of each Acquiring Fund, severally and not jointly, represents and warrants to each applicable Acquired Fund as follows:

(a)           Each Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Trust’s Agreement and Declaration of Trust to own all of

its properties and assets and to carry on its business as contemplated by this Agreement.  The Acquiring Focus Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Focus Fund.  The Acquiring Focus Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement;

(b)           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of Acquiring Fund Shares under the 1933 Act is in full effect with respect to the Acquiring Focus Fund and will be in full force and effect with respect to all Acquiring Funds as of the Closing Date;

(c)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act;

(d)           As of the Closing Date, the current prospectus and statement of additional information of each Acquiring Fund (each, an “Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquiring Focus Fund will have good and marketable title to its assets, free and clear of any liens or other encumbrances, except those liens or encumbrances as to which the Focus Fund has received notice and documentation prior to the Closing Date;

(f)            Each Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a material violation of the Trust’s Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(g)           The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(h)           No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to any Acquiring Fund or any of the Acquiring Funds’ properties or assets, that, if adversely determined, would materially and adversely affect any Acquiring Fund’s financial condition or the conduct of its business. The Trust, on behalf of each Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(i)            The Acquiring Focus Fund’s current prospectus, statement of additional information and shareholder reports (true and correct copies of which have been delivered to the Focus Fund) and each prospectus, statement of additional information and shareholder report of the Acquiring Focus Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(j)            The Statement of Assets and Liabilities, Statements of Operations and changes in Net Assets, and Schedule of Investments of the Acquiring Focus Fund at October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Focus Fund) present fairly, in all material respects, the financial condition of the Acquiring Focus Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Focus Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Focus Fund at April 30, 2009 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Focus Fund) present or will present fairly, in all material respects, the financial condition of the Acquiring Focus Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquiring Focus Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(l)            Since October 31, 2008, there has not been any material adverse change in the Acquiring Focus Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Focus Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Focus Fund

Shares due to declines in market values of securities held by the Acquiring Focus Fund, the discharge of Acquiring Focus Fund liabilities, or the redemption of Acquiring Focus Fund Shares by shareholders of the Acquiring Focus Fund shall not constitute a material adverse change;

(m)          On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Focus Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the Acquiring Focus Fund’s knowledge, no such return is currently under audit; no assessment has been asserted with respect to such returns; and there are no levies, liens or other encumbrances related to taxes existing or known to the Acquiring Focus Fund to be threatened or pending with respect to the Assets of an Acquiring Focus Fund;

(n)           This subparagraph (n) shall not apply to the Acquiring Focus Fund.  Each Acquiring Fund was established in order to effect the transactions described in this Agreement.  Each Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return at the completion of its first taxable year, each Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.  Each Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date.  To the knowledge of the Trust, each Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code;

(o)           The Acquiring Focus Fund has elected to qualify and has qualified as a “regulated investment company” as of and since its first taxable year; has been a “regulated investment company” under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a “regulated investment company” under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them;

(p)           All issued and outstanding shares of Acquiring Focus Fund are, and on the Closing Date will be, and each Acquiring Fund’s shares will be upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. Each Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(q)           The execution, delivery and performance of this Agreement, and the transactions contemplated herein, has been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of each Acquiring Fund, and this Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(r)            As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference (insofar as it relates to the Trust and any Acquiring Fund) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (s) shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by an Acquired Fund for use therein;

(s)           Prior to the Closing Date, each Acquiring Fund (except for the Acquiring Focus Fund) will have carried on no business activity, will have had no assets or liabilities and will have no issued or outstanding shares;

(t)            To the Acquiring Focus Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquiring Focus Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof which would have a material adverse effect on the Focus Fund or its assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(u)           The minute books and other similar records of the Trust as made available to an Acquired Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Trust and of each Acquiring Fund, and the Trust’s Board of Trustees and committees of the Trust’s Board of Trustees;

(v)           The Trust and each Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects; and

(w)          The Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5.            COVENANTS OF THE PARTIES.

5.1.         Each Acquired Fund and applicable Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to each Acquired Fund and the Acquiring Focus Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares or Acquiring Focus Fund shares, as applicable, and regular and customary periodic dividends and distributions, and with respect to the applicable Acquiring Fund (except for the Acquiring Focus Fund), it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.  In order to facilitate the transfer of Assets at the Closing Date, AAMI and CSAM may mutually agree, subject to CSAM’s fiduciary duty and that of any investment sub-adviser to an Acquired Fund, to limit or cease portfolio trading on behalf of an Acquired Fund for a period of up to three days prior to the Valuation Date.

5.2.         Each Acquired Fund will call a meeting of the Acquired Fund Shareholders as soon as practicable after the date of filing the Prospectus/Proxy Statement to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.  In the event that any Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under an Acquired Fund’s applicable Articles of Incorporation, Bylaws, applicable law and the Prospectus/Proxy Statement in order to permit further solicitation of proxies.

5.3.         In connection with the Acquired Fund Shareholders’ meetings referred to in paragraph 5.2, the Trust, with the assistance of each Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which, immediately following the Trust’s March 10, 2009 board meeting, the Trust will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.         Each of the Acquired Funds, the Trust and each of the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, each Acquired Fund and CSAM will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Funds and AAMI in obtaining any books and records of the Acquired Funds from their service providers.  In addition, the Trust and each Acquired Fund will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

5.5.         As promptly as practicable, but in any case within sixty days after the Closing Date, each Acquired Fund shall furnish the applicable Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring Fund, a statement of the earnings and profits of such Acquired Fund for federal income tax purposes that will be carried over by such Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLC and certified by such Acquired Fund’s President and Treasurer or Chief Financial Officer.

5.6.         Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.         Each Acquired Fund agrees that the liquidation of each Acquired Fund will be effected in the manner provided in such Acquired Fund’s applicable Articles of Incorporation and Bylaws in accordance with applicable law, and that on and after the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

5.8.         It is the intention of the parties that the transaction will qualify as a reorganization with the meaning of Section 368(a) of the Code.  None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code.

5.9.         Each Acquiring Fund and each Acquired Fund will use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.  Each Acquired Fund and the Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.10.       Each Acquired Fund and the Trust will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary or reasonably desirable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) each Acquiring Fund’s title to and possession of all the Assets.

6.            CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of the Trust and each Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by each Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.         Each Acquired Fund shall have delivered to the applicable Acquiring Fund a certificate executed on their behalf by the Acquired Fund’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.         Each Acquired Fund shall have furnished to the Trust a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by the Acquired Fund’s Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly in all material respects the financial position and Assets of each Acquired Fund as of the Closing Date, and there will be no known material contingent liabilities of any Acquired Fund not disclosed in such information.

6.3.         Prior to the Closing Date the Focus Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), for its taxable year ended October 31, 2008 and the short taxable year beginning November 1, 2008 and ending on the Closing Date, and all of the Acquired Fund’s net capital gain recognized in its taxable year ended October 31, 2008 and the short taxable year beginning on November 1, 2008 and ending on the Closing Date (after reduction for any capital loss carryover).

6.4.         Each Acquiring Fund shall have received a favorable opinion of Willkie Farr & Gallagher LLP, counsel to each Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquiring Fund, which opinion shall rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Maryland, to the following effect:

(a)           Each Acquired Fund is, or is a series, duly constituted in accordance with the applicable Articles of Incorporation and Bylaws and applicable law of a corporation, duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted.

(b)           This Agreement has been duly authorized, executed and delivered by each Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of each Acquiring Fund, is a valid and binding obligation of each Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)           Each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have duly transferred such assets to the applicable Acquiring Fund.

(d)           The execution and delivery of this Agreement by each Acquired Fund did not, and the performance by each Acquired Fund of their obligations hereunder will not, (i) violate the Acquired Fund’s applicable Articles of Incorporation or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws or (iii) violate any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(f)            Such counsel does not know of any legal or governmental proceedings relating to any Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)           Each Acquired Fund is, or is a series of an investment company, registered with the Commission as an open-end management investment company under the 1940 Act.

6.5.         Each Acquired Fund shall have duly executed and delivered to the Trust, on behalf of each Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to each Acquired Fund’s custodian and instructions to the Trust’s transfer agent as the Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by such Acquired Fund all of the right, title and interest of such Acquired Fund in and to the respective Assets of each Acquired Fund.  In each case the Assets of each Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.6.         The Trust shall have received at the Closing:  (i) a certificate of an authorized signatory of State Street Bank and Trust Company, as custodian for an Acquired Fund, stating that the Assets of each Acquired Fund have been delivered to the Trust; (ii) a certificate of an authorized signatory from JP Morgan Chase Bank, N.A. as custodian for the Trust, stating that the Assets of each Acquired Fund has been received; (iii) a certificate of an authorized signatory of an Acquired Fund confirming that the Acquired Fund has delivered its records (with copies to be retained by the Acquired Fund) containing the names and addresses of the record holders of each Acquired Fund shares and the number and percentage (to three decimal places) of ownership of each series of an Acquired Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by each Acquired Fund to the corresponding Acquiring Fund; and (v) the tax books and records of each Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.7.          Each Acquired Fund’s agreements with each of its service providers shall have terminated on or prior to the Closing Date with respect to each Acquired Fund in compliance with their termination provisions without being subject to a contractual penalty.

7.            CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of each Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Trust and the applicable Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.          The Trust and each Acquiring Fund shall have delivered to the applicable Acquired Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust and each Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and each Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.          The Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the applicable Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which each Acquiring Fund will assume all of the Liabilities of the applicable Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3           Each Acquired Fund shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Stradley Ronon

Stevens & Young, LLP appropriate to render the opinions expressed therein, and in a form satisfactory to each Acquired Fund, to the following effect:

(a)           The Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the Agreement and Declaration of Trust and the Bylaws of the Trust and applicable law.

(b)           This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the applicable Acquired Fund, is the valid and binding obligation of the Trust and each Acquiring Fund enforceable against the Trust and each Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)           The execution and delivery of this Agreement by the Trust on behalf of each Acquiring Fund did not, and the performance by the Trust and each Acquiring Fund of their obligations hereunder will not, (i) violate the Trust’s Agreement and Declaration of Trust or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws or (iii) violate any provision of any agreement known to such counsel to which the Trust or any Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or any Acquiring Fund is a party or by which it is bound.

(d)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or any Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)           Such counsel does not know of any legal or governmental proceedings relating to each Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in the applicable Acquiring Fund Prospectus which are not described as required.

(f)            The Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

7.4.         The Trust shall have duly executed and delivered to each Acquired Fund, on behalf of each Acquiring Fund, such assumptions of liabilities and other instruments as an Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of each Acquired Fund by the Acquiring Fund into which it is being reorganized.

8.            FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the Trust, each Acquiring Fund and each Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.          This Agreement shall have been approved by a majority of the outstanding shares of each Acquired Fund in the manner required by the Acquired Fund’s applicable Articles of Incorporation, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.          The Agreement, the transactions contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Board of Trustees of the Trust and the Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of each of the Acquired Funds, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3.          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4.          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by each Acquired Fund, the Trust or each Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of each Acquiring Fund or each Acquired Fund.

8.5.          The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.          No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated

8.7.         Each Acquired Fund and each applicable Acquiring Fund shall have received a favorable opinion of Stradley Ronon Stevens & Young LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)           The acquisition by each Acquiring Fund of the assets of the applicable Acquired Fund in exchange for such Acquiring Fund’s assumption of the Liabilities of that Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by that Acquired Fund of such Acquiring Fund Shares to the shareholders of such Acquired Fund in exchange for their shares of such Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and such Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by any Acquired Fund (i) upon the transfer of its assets to the applicable Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by each Acquiring Fund of the Liabilities of the applicable Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by each Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)           No gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the applicable Acquired Fund in exchange for the assumption of the Liabilities of such Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)           The tax basis of the assets of each Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer.

(e)           The holding periods of the assets of each Acquired Fund in the hands of the applicable Acquiring Fund will include the periods during which such assets were held by such Acquired Fund.

(f)            No gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)           The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)           An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)            Each Acquiring Fund will succeed to and take into account the items of the applicable Acquired Fund described in Section 381(c) of the Code.

The opinion will be based on certain factual certifications made by officers of each Acquired Fund and the Trust and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8.         Prior to the Closing, the Trust’s Board of Trustees shall have approved: (a) an investment management agreement or agreements between the Trust, on behalf of each Acquiring Fund, and AAMI and sub-advisory agreements between AAMI, on behalf of each Acquiring Fund, and each of Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited, as sub-advisers to the Acquiring Funds, pursuant to which the aggregate management fees proposed to be paid by each Acquiring Fund to such adviser and sub-advisers are the same as or lower than the aggregate management fees paid by the corresponding Acquired Fund as of the Closing Date; and (b) various service provider arrangements between the Trust, on behalf of each Acquiring Fund, and the Acquiring Funds’ distributor, administrator, transfer agent, custodian and independent registered public accounting firm on terms materially consistent with any materials provided to the Acquiring Funds by AAMI prior to the Closing Date.

8.9.         With respect to each Acquired Fund individually, the Reorganization of such Acquired Fund into its corresponding Acquiring Fund and the material attributes of such Acquiring Fund, including, but not limited to, its investment advisory agreement, each of its investment sub-advisory agreements,  Rule 12b-1 Plans, shareholder service plans, sales charges, share classes, redemption fees, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.10.       Prior to the Closing, CSAM shall have arranged for insurance and indemnification in favor of the Acquired Fund’s Board of Directors for expenses, losses, claims, damages and liabilities that relate to period prior to the Closing Date upon such terms as may be reasonably acceptable to the Board of Directors.

8.11.       Prior to the Closing, AAMI shall have entered into a written arrangement with each Acquiring Fund whereby AAMI agrees to limit, for a period of two years following the consummation of the Reorganization, the net expense ratio of each class of each Acquiring Fund so that it does not exceed the net expense ratio of the corresponding class of the corresponding Acquired Fund in effect at the time of the Reorganization.

8.12.       At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1) may be jointly waived by the Board of Directors of the Acquired Funds and the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the Acquired Fund, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the Board of Trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of each Acquiring Fund.

9.            BROKERAGE FEES AND EXPENSES

9.1.          The Trust, on behalf of each Acquiring Fund, and each applicable Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.          Each Acquired Fund and the Trust and its Acquiring Funds will not bear any costs arising in connection with the transactions contemplated by this Agreement.  The responsibility for payment of all of the costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be allocated between CSAM (or an affiliate thereof) and AAMI (or an affiliate thereof) as CSAM (or an affiliate thereof) and AAMI (or an affiliate thereof) shall agree.  The costs arising in connection with the transactions contemplated by this Agreement shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Prospectus/Proxy Statement, printing and distributing the Prospectus/Proxy Statement, legal fees, accounting fees, securities registration fees, brokerage commissions incurred in connection with paragraph 1.6, all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.

10.          ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1.        The Trust and each Acquired Fund agree that neither party has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.          TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of Directors of each Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively.  In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)           by the written consent of each of the Parties;

(b)           by an Acquired Fund (i) following a material breach by the Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Trust or an Acquiring Fund; or

(c)           by the Trust (i) following a material breach by an Acquired Fund of any of its representations, warranties or covenants contained in this Agreement, provided that an Acquired Fund shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon an Acquired Fund.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party.  In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1) may be waived by either an Acquired Fund or the Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.          AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of each Acquired Fund and the Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by the Acquired Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

13.          NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

To the Trust:

Aberdeen Funds

5 Tower Bridge, Suite 300

300 Barr Harbor Drive

West Conshohocken, PA  19428

Attn: Legal

With a copy (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, 26th Floor

Philadelphia, PA  19103

Attention:  Kenneth L. Greenberg, Esquire

To each Acquired Fund:

Credit Suisse Funds

Eleven Madison Avenue

New York, NY  10010

Attention: J. Kevin Gao, Esq.

In each case with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10018

Attention: Rose DiMartino, Esq.

14.          PUBLICITY/CONFIDENTIALITY

14.1.        Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2.        Confidentiality.  (a)  Each Acquired Fund, the Trust, CSAM and AAMI (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)           In the event of a termination of this Agreement, each Acquired Fund, the Trust, CSAM and AAMI agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed:  (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.          FAILURE OF ANY FUND(S) TO CONSUMMATE THE REORGANIZATION

15.1.        The failure of any Acquired Fund or Acquiring Fund to consummate its reorganization shall not affect the consummation or validity of the reorganization with respect to any other Acquired Fund or Acquiring Fund, and the provisions of this Agreement shall be construed to effect this intent.

16.          HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

16.1.        The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.3.        The warranties, representations, and agreements contained in this Agreement made by each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Acquired Fund do not approve the Reorganization with respect to that Acquired Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations for the other Acquired Funds and their corresponding Acquiring Funds referenced in this Agreement. The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.

16.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.        The name “Aberdeen Funds” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust dated December 12, 2007, as amended from time to time, and all persons dealing with the Trust or an Acquiring Fund must look solely to the property of the Trust or such Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.  No portfolio of the Trust shall be liable for any claims against any other portfolio of the Trust.  Each Acquired Fund, CSAM and AAMI specifically acknowledge and agree that any liability of the Trust under this Agreement with respect to a particular Acquiring Fund of the Trust, or in connection with the transactions contemplated herein with respect to a particular Acquiring Fund, shall be discharged only out of the assets of the particular Acquiring Fund and that no other portfolio of the Trust shall be liable with respect thereto.

16.6.        All persons dealing with an Acquired Fund must look solely to the property of such Acquired Fund for the enforcement of any claims as none of the directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of an Acquired Fund.  No Acquired Fund shall be liable for any claims against any other Acquired Fund or another series of the investment company of which the Acquired Fund is a series.  Each Acquiring Fund, CSAM and AAMI specifically acknowledge and agree that any liability of any Acquired Fund under this Agreement with respect to a particular Acquired Fund, or in connection with the transactions contemplated herein with respect to a particular Acquired Fund, shall be discharged only out of the assets of the particular Acquired Fund and that no other Acquired Fund or another series of the investment company of which the Acquired Fund is a series shall be liable with respect thereto.

16.7.        This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

***************

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Aberdeen Funds,

on behalf of its series:

Aberdeen Global Fixed Income Fund

Aberdeen Global Small Cap Fund

Aberdeen Asia Bond Institutional Fund

Aberdeen International Equity Institutional Fund

Aberdeen International Equity Fund

By:	/s/ Lucia Sitar

Name: Lucia Sitar
Title: Vice President & Asst. Secretary

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

By:	/s/ Michael A. Pignataro

Name: Michael A.Pignataro
Title: CFO

CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

By:	/s/ Michael A. Pignataro

Name: Michael A. Pignataro
Title: CFO

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

By:	/s/ Michael A. Pignataro

Name: Michael A. Pignataro
Title: CFO

CREDIT SUISSE INSTITUTIONAL FUND, INC.,

on behalf of its series:

Asia Bond Portfolio

International Focus Portfolio

By:	/s/ Michael A. Pignataro

Name: Michael A. Pignataro
Title: CFO

Solely for purpose of paragraphs 1.6, 5.1, 8.11, 9.2, 14, 16.4, 16.5 and 16.6

ABERDEEN ASSET MANAGEMENT INC.

By:	/s/ Jennifer A. Nichols

Name: Jennifer A. Nichols
Title: Director, Vice President

Solely for purpose of paragraphs 1.6, 5.1, 5.4, 8.10, 9.2, 14, 16.4, 16.5 and 16.6

CREDIT SUISSE ASSET MANAGEMENT LLC

By:	/s/ George R. Hornig

Name: George R. Hornig
Title: Chief Executive Officer

Exhibit B

SUB-INVESTMENT ADVISORY AGREEMENT

            , 2009

CREDIT SUISSE INSTITUTIONAL FUND, INC. on behalf of

Asia Bond Portfolio

Aberdeen Asset Management Asia Limited

21 Church Street, #01-01 Capital Square Two

Singapore 049480

Dear Sir/Madam:

The Asia Bond Fund of Credit Suisse Institutional Fund, Inc. (the “Fund”), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund (“Credit Suisse”), herewith confirm their agreement with Aberdeen Asset Management Asia Limited (the “Sub-Adviser”), a Singapore Corporation, as follows:

1.                                     Investment Description; Appointment

The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund’s Articles of Incorporation, as may be amended from time to time (the “Articles of Incorporation”), and in the Fund’s Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the “Prospectus” and “SAI,” respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs Credit Suisse as its investment adviser. Credit Suisse desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2.                                     Services as Sub-Investment Adviser

(a)                                  Subject to the supervision and direction of Credit Suisse, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund’s assets designated by Credit Suisse from time to time (the “Assets”) in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the “1940 Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”) and all other applicable laws and regulations, and (c) the Fund’s investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by Credit Suisse from time to time. In connection therewith, the Sub-Adviser will:

(i)                                     manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund’s investment objective and policies;

(ii)                                  make investment decisions or recommendations with respect to the Assets;

(iii)                               if requested by Credit Suisse will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

(iv)                              exercise voting rights with respect to the Assets if requested by Credit Suisse; and

(v)                                 furnish Credit Suisse and the Fund’s Board of Directors with such periodic and special reports as the Fund or Credit Suisse may reasonably request.

In providing those services, the Sub-Adviser will, if requested by Credit Suisse, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

(b)                                 In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3.                                     Execution of Transactions

(a)                                  In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to Credit Suisse for use on behalf of the Fund or other clients of the Sub-Adviser or Credit Suisse.

(b)                                 It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and Credit Suisse further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and

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attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

(c)                                  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Fund recognizes that the effect of the aggregation may operate on some occasions to the Fund’s advantage or disadvantage. The Sub-Adviser shall provide to Credit Suisse and the Fund all information reasonably requested by Credit Suisse and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser’s other investment advisory clients.

(d)                                 In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4.                                     Disclosure Regarding the Sub-Adviser

(a)                                  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund’s registration statement, if applicable, and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)                                 The Sub-Adviser agrees to notify Credit Suisse and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund’s registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund’s registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

(c)                                  Prior to the Fund or Credit Suisse or any affiliated person (as defined in the 1940 Act, an “Affiliate”) of either using or distributing sales literature or other promotional material referring to the Sub-Adviser (“Promotional Material”), the Fund or Credit Suisse, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or Credit Suisse, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or

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Credit Suisse will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

(d)                                 The Sub-Adviser has supplied Credit Suisse and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply Credit Suisse and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5.                                     Representations and Warranties

5.1                                 The Sub-Adviser represents and warrants that:

(a)                                  it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)                                 it has read and understands the Prospectus and SAI and warrants that in investing the Fund’s assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)                                  it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

5.2                                 The Fund represents and warrants that:

(a)                                  it has full power to enter into this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

(b)                                 information which has been provided to the Sub-Adviser in relation to the Fund’s status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

(c)                                  it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

5.3                                 Credit Suisse represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or

4

instrument to which Credit Suisse is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to Credit Suisse.

6.                                     Compliance

(a)                                  The Sub-Adviser agrees that it shall promptly notify Credit Suisse and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

(b)                                 Credit Suisse agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured Credit Suisse or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked Credit Suisse’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)                                  The Fund and Credit Suisse shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and Credit Suisse and their representatives in connection with any such monitoring efforts.

7.                                     Books and Records

(a)                                  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

(b)                                 The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

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8.                                     Provision of Information; Proprietary and Confidential Information

(a)                                  Credit Suisse agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

(b)                                 The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, Credit Suisse and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

(c)                                  The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, Credit Suisse or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or Credit Suisse, as applicable.

9.                                     Standard of Care

The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Credit Suisse in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or Credit Suisse or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement. The Fund and Credit Suisse understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10.                               Compensation

In consideration of the services rendered pursuant to this Agreement, Credit Suisse will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11.                               Expenses

(a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund’s expenses listed in paragraph 11(b).

(b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and

6

commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

12.                               Term of Agreement

This Agreement shall commence on the date first written and shall continue for two-years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by Credit Suisse on 60 (sixty) days’ written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund’s shares on 60 (sixty) days’ written notice to Credit Suisse and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days’ written notice to the Fund and Credit Suisse. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to Credit Suisse or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13.                               Amendments

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.                               Notices

14.1                           All communications hereunder shall be given (a) if to the Sub-Adviser, to Aberdeen Asset Management Asia Limited, 21 Church Street, #01-01 Capital Square Two, Singapore 049480, (b) if to Credit Suisse, to Credit Suisse Asset Management, LLC, Eleven

7

Madison Avenue, New York, New York 10010 (Attention: Kevin Gao), telephone: (212-325-7102), facsimile: (212-325-8002), email: (kevin.gao@credit-suisse.com), and (c) if to the Portfolio, c/o Credit Suisse Funds, Eleven Madison Avenue, New York, New York 10010, telephone: (212) 325-2000, telecopy: (212) 325-8002 (Attention: Chief Legal Officer).

14.2                           The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by Credit Suisse or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of paragraph 14.1.

14.3                           Credit Suisse and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. Credit Suisse or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15.                               Choice of Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

16.                               Miscellaneous

(a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

(b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c) Nothing herein shall be construed to make the Sub-Adviser an agent of Credit Suisse or the Fund.

(d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

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Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:

Name:

Title:

CREDIT SUISSE INSTITUTIONAL FUND, INC.
on behalf of Asia Bond Portfolio

By:

Name:

Title:

ABERDEEN ASSET MANAGEMENT ASIA LIMITED

By:

Name:

Title:

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SCHEDULE A

Credit Suisse will pay the Sub-Adviser compensation equal to 50% of the advisory fee (after waivers and reimbursements) paid by the Fund to Credit Suisse, one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect.

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PROXY TABULATOR
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CREDIT SUISSE INSTITUTIONAL FUND, INC.

Asia Bond Portfolio

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) [                                ], [                                ], [                                ], or any one of them, attorneys, with full power of substitution, to vote all shares of the Asia Bond Portfolio of Credit Suisse Institutional Fund, Inc. (the “Fund”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at Eleven Madison Avenue, New York, New York, 10010, on June 10, 2009, at 10:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Signature(s) (Title(s), if applicable)	(Sign in the Box)

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   X

PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Combined Proxy Statement/Prospectus discussion of the proposals.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.

To approve the agreement and plan of reorganization between Credit Suisse Institutional Fund, Inc. on behalf of the Asia Bond Portfolio and Aberdeen Funds on behalf of the Aberdeen Asia Bond Institutional Fund.

2.	To approve an investment sub-advisory agreement among the Asia Bond Portfolio, Credit Suisse Asset Management and Aberdeen Asset Management Asia Limited.

Part B

ABERDEEN FUNDS

Aberdeen Asia Bond Institutional Fund

Statement of Additional Information

April 23, 2009

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:

Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc. (the “Asia Bond Portfolio”)	Aberdeen Asia Bond Institutional Fund (the “Aberdeen Fund”)

Institutional Class	Institutional Class

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated April 23, 2009 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Asia Bond Portfolio that will be held on June 10, 2009.  A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling Aberdeen Funds toll free at 1-866-667-9231.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Reorganization will occur in accordance with the terms of the Reorganization Agreement.

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Table of Contents

Page
General Information	3
Incorporation by Reference	3
Pro Forma Financial Statements	3

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General Information

This SAI and the Proxy Statement/Prospectus are related to the acquisition of all of the assets of the Asia Bond Portfolio by the Aberdeen Fund and the assumption by the Aberdeen Fund of substantially all of the liabilities of the Asia Bond Portfolio.  Such assets are proposed to be exchanged for Institutional Class shares of the Aberdeen Fund having an aggregate value equal to the net asset value of the Asia Bond Portfolio’s Institutional Class shares on the Closing Date.  On the Closing Date, the Aberdeen Fund will distribute shares to each holder of the Asia Bond Portfolio shares in an amount equal in value to the shareholder’s Asia Bond Portfolio shares as of the last business day prior to the Closing Date in complete liquidation of the Asia Bond Portfolio (collectively, the “Reorganization”).

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

1.     Statement of Additional Information dated February 28, 2009, with respect to the Asia Bond Portfolio (previously filed on EDGAR, Accession No. 0001104659-09-014676).

2.     The audited financial statements and related report of the independent public accounting firm included in Credit Suisse Funds Annual Report to Shareholders for the fiscal year ended October 31, 2008, with respect to the Asia Bond Portfolio (previously filed on EDGAR, Accession No. 0001104659-09-001373).  No other parts of the Annual Report are incorporated herein by reference.

3.     The Statement of Additional Information dated April 22, 2009, with respect to the Aberdeen Asia Bond Institutional Fund (formerly, the Aberdeen Asia Bond Fund) (previously filed on EDGAR, Accession No. 0001104659-09-025445).

Pro Forma Financial Statements

Pro forma financial information has not been prepared for the reorganization of the Asia Bond Portfolio into the Aberdeen Fund because the Asia Bond Portfolio will be reorganized into a newly organized Aberdeen Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Asia Bond Portfolio.

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PART C: OTHER INFORMATION

Item 15.       Indemnification

(a) Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted.  Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.  To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust.  No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b) The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c) In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of the Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. (“AAMI”) (2) Section 10(b) of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers; (a) Credit Suisse Asset Management, LLC;  (b) Aberdeen Asset Management Asia Limited and (c) Aberdeen Asset Management Investment Services

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Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors LLC; (4) Section 10(a), (b), (c), (d) and (e) of the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. and (g) Section 7.1(c) of the Global Custody Agreement between the Registrant and JP Morgan Chase Bank, N.A.  Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties.  These Agreements are incorporated herein by reference to Item 16.

Item 16.        Exhibits

1.             Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on August 25, 2008 (Accession Number 0001386893-08-000050) (“Post-Effective Amendment No. 3”).

(i)        Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a. of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on June 23, 2008 ( Accession Number 0001193125-08-138324) (“Post Effective Amendment No. 2”).

(ii)       Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Core Plus Income Fund is incorporated by reference to Exhibit EX-99.a.1.b. of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on November 6, 2008 (Accession Number 0001421877-08-000264) (“Post Effective Amendment No. 5”).

(iii)      Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c. of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(b) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A filed on October 12, 2007 (Accession Number 0001137439-07-000471).

2.             Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s initial Registration Statement

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on Form N-1A filed on January 18, 2008 (Accession Number 0001386893-08-000026).

3.             Not Applicable.

4.             Agreement and Plan of Reorganization attached as Exhibit A to the Proxy Statement/Prospectus and incorporated herein by reference.

5.             (a) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(b) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

6.             (a) Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)    Form of Schedule A to the Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.6.a.1. of Registrant’s Registration Statement on Form N-14 filed on March 24, 2009 (Accession Number 000145079-09-000020) (“Registrant’s N-14”).

(b) Subadvisory Agreement between AAMI and Credit Suisse Asset Management, LLC is incorporated by reference to Exhibit No. EX-99.d.4. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(c) Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit No. EX-99.d.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)    Form of Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.6.c.i. of Registrant’s N-14 filed on March 24, 2009.

(d) Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit No. EX-99.d.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)    Form of Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.6.d.i. of Registrant’s N-14 filed on March 24, 2009.

7.             (a) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit No. EX-99.e.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

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(i)    Form of Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors is incorporated by reference to Exhibit EX-99.7.a.i. of Registrant’s N-14 filed on March 24, 2009.

(b) Form of Dealer Agreement is incorporated by reference to Exhibit No. EX-99.e.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

8.             Not Applicable.

9.             (a) Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit No. EX-99.g.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)    Form of Schedule 6 to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.9.a.i. of Registrant’s N-14 filed on March 24, 2009.

(b)   Mutual Fund Rider to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

10.           (a) Distribution Plan is incorporated by reference to Exhibit No. EX-99.m. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(b) Form of Distribution Plan is incorporated by reference to Exhibit EX-99.10.b. of Registrant’s N-14 filed on March 24, 2009.

(c) Rule 18f-3 Plan is incorporated by reference to Exhibit No. EX-99.n. of Post-Effective Amendment No. 5 filed on November 6, 2008.

11.           Opinion and Consent of Counsel that shares will be validly issued, fully paid and non-assessable (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit No. EX-99.11. of Registrant’s N-14 filed on March 24, 2009.

12.           Form of Opinion and Consent of Counsel with respect to certain tax consequences (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit No. EX-99.12. of Registrant’s N-14 filed on March 24, 2009.  Final signed opinions will be filed by post-effective amendment pursuant to an undertaking.

13.           (a) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit No. EX-99.h.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

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(i)    Form of Exhibit B to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.13.a.i. of Registrant’s N-14 filed on March 24, 2009.

(b) Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit No. EX-99.h.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i) Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.a. of Post-Effective Amendment No. 2 filed on June 23,2008.

(ii) Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(iii) Form of Schedule A to Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.13.b.iii. of Registrant’s N-14 filed on March 24, 2009.

(iv) Portal Services Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.d. of Post-Effective Amendment No. 4 filed on September 2, 2008.

(c) Sub-Administration Agreement between AAMI and Citi Fund Services Ohio Inc. is incorporated by reference to Exhibit No. EX-99.h.3. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)    Amendment to Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.3.a. of Post-Effective Amendment No. 2 to filed on June 23, 2008.

(ii)   Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(iii)  Form of Schedule A to the Sub-Administration Agreement between AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.13.c.iii. of Registrant’s N-14 filed on March 24, 2009.

(d) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4. of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2009 (Accession Number 0001386893-09-000028) (“Post Effective Amendment No. 8”).

(i)    Form of Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.13.d.i. of Registrant’s N-14 filed on March 24, 2009.

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(e) Form of Servicing Agreement is incorporated by reference to Exhibit No. EX-99.h.5. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)    Form of Appendix A to the Servicing Agreement is incorporated by reference to Exhibit EX-99.13.e.i. of Registrant’s N-14 filed on March 24, 2009.

(f) Expense Limitation Agreement is incorporated by reference to Exhibit No. EX-99.h.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(g) Website Services Agreement between Registrant, AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)    Form of Schedule D to the Website Services Agreement is incorporated by reference to Exhibit EX-99.13.g.i. of Registrant’s N-14 filed on March 24, 2009.

14.           Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit No. EX-99.14.

15.           Not Applicable.

16.           (a) Powers of Attorney are incorporated by reference to Exhibit EX-99.16.a. of Registrant’s N-14 filed on March 24, 2009.

(b) Certificate of Assistant Secretary is incorporated by reference to Exhibit EX-99.16.b. of Registrant’s N-14 filed on March 24, 2009.

17.           (a) Asia Bond Portfolio Prospectus, a series of Credit Suisse Institutional Fund, Inc., dated February 28, 2009, is incorporated herein by reference to the Prospectus previously filed on EDGAR, Accession No. 0001104659-09-014676.

(b) Statement of Additional Information dated February 28, 2009, with respect to the Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc., is incorporated by reference to the Statement of Additional Information previously filed on EDGAR, Accession No. 0001104659-09-014676.

(c) The audited financial statements and related report of the independent public accounting firm included in Credit Suisse Funds Annual Report to Shareholders for the fiscal year ended October 31, 2008, with respect to the Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc., are incorporated by reference to the Annual Report previously filed on EDGAR, Accession No. 0001104659-09-001373.

(d) Aberdeen Funds Prospectus dated April 22, 2009, with respect to the Aberdeen Asia Bond Institutional Fund (formerly, Aberdeen Asia Bond Fund) is

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incorporated by reference to the Prospectus (previously filed on EDGAR, Accession No. 0001104659-09-025445).

(e) Aberdeen Funds Statement of Additional Information dated April 22, 2009, with respect to the Aberdeen Asia Bond Institutional Fund (formerly, Aberdeen Asia Bond Fund) is incorporated by reference to the Statement of Additional Information (previously filed on EDGAR, Accession No. 0001104659-09-025445).

Item 17.                 Undertakings

1.     The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.     The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.     The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “Securities Act”), this registration statement has been signed on behalf of the registrant, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 23rd day of April, 2009.  The Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 under Rule 485(b) under the Securities Act.

Aberdeen Funds
Registrant

By:	Gary Marshall(l)
Gary Marshall
President of Aberdeen Funds

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

Gary Marshall(1)	President and Chief Executive Officer	April 23, 2009
Gary Marshall

Megan Kennedy(1)	Treasurer, Chief Financial Officer	April 23, 2009
Megan Kennedy	And Principal Accounting Officer

P. Gerald Malone(1)	Chairman of the Board	April 23, 2009
P. Gerald Malone

Richard H. McCoy(1)	Trustee	April 23, 2009
Richard H. McCoy

Peter D. Sacks (1)	Trustee	April 23, 2009
Peter D. Sacks

John T. Sheehy(1)	Trustee	April 23, 2009
John T. Sheehy

Warren C. Smith(1)	Trustee	April 23, 2009
Warren C. Smith

Jack Solan(1)	Trustee	April 23, 2009
Jack Solan

Martin Gilbert(1)	Trustee	April 23, 2009
Martin Gilbert

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)           Pursuant to a power of attorney incorporated herein by reference.

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EXHIBIT LIST

EXHIBITS	EXHIBIT NO.
Consent of PricewaterhouseCoopers LLP	EX-99.14.

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